                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
                      the Securities Exchange Act of 1934

      Filed by the Registrant /X/
      Filed by a Party other than the Registrant / /

      Check the appropriate box:
      / /        Preliminary Proxy Statement
      / /        Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
      /X/        Definitive Proxy Statement
      / /        Definitive Additional Materials
      / /        Soliciting Material Pursuant to Section 240.14a-11(c) or
                 Section 240.14a-12

                                    COHERENT, INC.
      -----------------------------------------------------------------------
                 (Name of Registrant as Specified in its Charter)

Payment of Filing Fee (Check the appropriate box):

/X/        No fee required.
/ /        Fee computed on table below per Exchange Act Rules 14a-6(i)(4)
           and 0-11.
           (1)  Title of each class of securities to which transaction applies:"
                ------------------------------------------------------------
           (2)  "Aggregate number of securities to which transaction
                applies:"
                ------------------------------------------------------------
           (3)  "Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined."
                ------------------------------------------------------------
           (4)  "Proposed maximum aggregate value of transaction:"
                ------------------------------------------------------------
           (5)  "Total fee paid:"
                ------------------------------------------------------------
/ /        Fee paid previously with preliminary materials.
           Check box if any part of the fee is offset as provided by
/ /        Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
           (1)  Amount Previously Paid:
                ------------------------------------------------------------
           (2)  "Form, Schedule or Registration Statement No.:"
                ------------------------------------------------------------
           (3)  "Filing Party:"
                ------------------------------------------------------------
           (4)  "Date Filed:"
                ------------------------------------------------------------

                                [COHERENT LOGO]

                            ------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                 MARCH 23, 2001

                            ------------------------

TO THE STOCKHOLDERS:

    NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of COHERENT, INC. (the "Company"), a Delaware corporation, will be held on March 23, 2001 at 5:30 p.m., local time, at the Company's principal offices located at 5100 Patrick Henry Drive, Santa Clara, California 95054, for the following purposes:

    1. To elect six directors to serve for the ensuing year and until their successors are duly elected (Proposal One);

    2. To approve an amendment of the Company's Certificate of Incorporation to increase the number of authorized shares of Common Stock, $.01 par value, by 450,000,000 shares, from 50,000,000 shares to 500,000,000 shares
       (Proposal Two);

    3. To approve an amendment to the Company's 1995 Stock Plan to increase the number of shares of Common Stock reserved for issuance thereunder by 5,000,000 shares, from 5,500,000 shares to 10,500,000 shares (Proposal Three);

    4. To ratify the appointment of Deloitte & Touche LLP as independent public accountants to the Company for the fiscal year ending September 29, 2001 (Proposal Four); and

    5. To transact such other business as may properly be brought before the meeting and any adjournment(s) thereof.

    The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

    Stockholders of record at the close of business on February 9, 2001 are entitled to notice of and to vote at the meeting.

    All stockholders are cordially invited to attend the meeting. However, to assure your representation at the meeting, you are urged to mark, sign, date and return the enclosed proxy card as promptly as possible in the postage-prepaid envelope enclosed for that purpose. Any stockholder attending the meeting may vote in person even if he or she has returned a proxy.

                                          Sincerely,


                                          /s/ BERNARD J. COUILLAUD
                                          Bernard J. Couillaud
                                          PRESIDENT AND CHIEF EXECUTIVE OFFICER


Santa Clara, California
February 22, 2001

                                YOUR VOTE IS IMPORTANT
IN ORDER TO ASSURE YOUR REPRESENTATION AT THE MEETING, YOU ARE REQUESTED TO COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE AND RETURN IT IN THE ENCLOSED ENVELOPE.

                                 COHERENT, INC.
                            5100 PATRICK HENRY DRIVE
                         SANTA CLARA, CALIFORNIA 95054

                            ------------------------

                                PROXY STATEMENT

                             ---------------------

                 INFORMATION CONCERNING SOLICITATION AND VOTING

GENERAL

    The enclosed Proxy is solicited on behalf of the Board of Directors of COHERENT, INC. (the "Company") for use at the Annual Meeting of Stockholders to be held at the Company's principal offices located at 5100 Patrick Henry Drive, Santa Clara, California 95054, on March 23, 2001 at 5:30 p.m., local time, and at any adjournment(s) thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Stockholders. The Company's telephone number at the address above is (408) 764-4000. These proxy solicitation materials were mailed on or about February 22, 2001 to all stockholders entitled to vote at the meeting.

RECORD DATE AND SHARE OWNERSHIP


    Stockholders of record at the close of business on February 9, 2001 (the "Record Date") are entitled to notice of and to vote at the meeting and at any adjournment(s) thereof. At the Record Date, 27,379,452 shares of the Company's Common Stock, $0.01 par value, were issued and outstanding.


REVOCABILITY OF PROXIES

    Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use (i) by delivering to the Company at its principal offices (Attention: Scott H. Miller, Senior Vice President and General Counsel) a written notice of revocation or a duly executed proxy bearing a later date or (ii) by attending the meeting and voting in person.

VOTING AND SOLICITATION

    On all matters, other than the election of directors, each share has one vote. See "Election of Directors--Vote Required."

    The cost of this solicitation will be borne by the Company. The Company has retained the services of D.F. King & Co., Inc. (the "Solicitor") to aid in the solicitation of proxies from brokers, bank nominees and other institutional owners. The Company estimates that it will pay the Solicitor a fee not to exceed $3,500 for its services and will reimburse the Solicitor for certain out-of-pocket expenses estimated to be $5,000. In addition, the Company may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to such beneficial owners. Proxies may also be solicited by certain of the Company's directors, officers and regular employees, without additional compensation, personally or by telephone or telegram.

QUORUM; ABSTENTIONS; BROKER NON-VOTES

    The Company's Bylaws provide that stockholders holding a majority of the shares of Common Stock issued and outstanding and entitled to vote on the Record Date shall constitute a quorum at meetings of stockholders. Shares that are voted "FOR," "AGAINST" or "WITHHELD" on a matter are treated as being present at the meeting for purposes of establishing a quorum and are also treated as "entitled to vote on the subject matter" (the "Votes Cast") at the Annual Meeting and with respect to such matter.

    Although there is no definitive statutory or case law authority in Delaware as to the proper treatment of abstentions, the Company believes that abstentions should be counted for purposes of determining the presence or absence of a quorum for the transaction of business and the total number of Votes Cast with respect to a particular matter (other than the election of directors). Accordingly, with the exception of the proposal for the election of directors, abstentions will have the same effect as a vote against the proposal. Because directors are elected by a plurality vote, abstentions in the election of directors have no impact once a quorum exists.

    In a 1988 Delaware case, BERLIN V. EMERALD PARTNERS, the Delaware Supreme Court held that, although broker non-votes may be counted for purposes of determining the presence or absence of a quorum for the transaction of business, broker non-votes should not be counted for purposes of determining the number of Votes Cast with respect to the particular proposal on which the broker has expressly not voted. Broker non-votes with respect to proposals set forth in this Proxy Statement will therefore not be considered "Votes Cast" and, accordingly, will not affect the determination as to whether the requisite majority of Votes Cast has been obtained with respect to a particular matter.

DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS

    The Company currently intends to hold its 2002 Annual Meeting of Stockholders in March 2002 and to mail proxy statements relating to such meeting in February 2002. Proposals of stockholders of the Company that are intended to be presented by such stockholders at the 2002 Annual Meeting must be received by the Company no later than October 25, 2001 and must otherwise be in compliance with applicable laws and regulations in order to be considered for inclusion in the proxy statement and form of proxy relating to that meeting.

    The attached proxy card grants to the proxyholders discretionary authority to vote on any matter raised at the Annual Meeting of Stockholders. If a stockholder intends to submit a proposal at the Company's 2002 Annual Meeting of Stockholders which is not eligible for inclusion in the proxy statement relating to the meeting and the stockholder fails to give the Company notice in accordance with the requirements set forth in the Securities Exchange Act of 1934, as amended ("the Exchange Act"), no later than January 8, 2002, then the proxy holders will be allowed to use their discretionary authority when and if the proposal is raised at the Company's 2002 Annual Meeting of Stockholders.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    Section 16(a) of the Exchange Act requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the "SEC") and the National Association of Securities Dealers. Such officers, directors and ten-percent stockholders are also required by SEC rules to furnish the Company with copies of all forms that they file pursuant to

Section 16(a). Based solely on its review of the copies of such forms received by the Company, or on written representations from certain reporting persons that no other reports were required for such persons, the Company believes that, during fiscal 2000, its directors, officers and ten-percent stockholders complied with all applicable Section 16(a) filing requirements.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

    The following table sets forth as of February 9, 2001 certain information with respect to the beneficial ownership of the Company's Common Stock by
(i) any person (including any "group" as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) known by the Company to be the beneficial owner of more than 5% of the Company's voting securities, (ii) each director and each nominee for director to the Company, (iii) each of the executive officers named in the Summary Compensation Table appearing herein, and (iv) all executive officers and directors of the Company as a group. The Company does not know of any arrangements, including any pledge by any person of securities of the Company, the operation of which may at a subsequent date result in a change of control of the Company.


                                                              NUMBER OF   PERCENT
NAME AND ADDRESS                                              SHARES(1)   OF TOTAL
----------------                                              ---------   --------
Oppenheimer Funds, Inc. (2).................................  3,022,000    11.04%
  Two World Trade Center, 31st Floor
  New York, NY 10048
PRIMECAP Management (3).....................................  2,420,000     8.84
  225 S. Lake Ave, #400
  Pasadena, CA 91101
Franklin Advisers, Inc. (4).................................  2,545,193     9.30
  777 Mariners Island Blvd., 7th Floor
  San Mateo, CA 94404
Bernard, J. Couillaud, PhD (5)..............................    192,618        *
Henry E. Gauthier (6).......................................    102,130        *
Robert J. Quillinan (7).....................................     70,694        *
John Ambroseo, PhD (8)......................................     37,855        *
Vittorio Fossati-Bellani, PhD (9)...........................     33,824        *
James L. Taylor (10)........................................     32,861        *
Frank Carrubba (11).........................................     30,000        *
Thomas Sloan Nelsen (12)....................................     25,500        *
Jerry Robertson (13)........................................     25,000        *
Charles W. Cantoni (14).....................................     17,000        *
John H. Hart (15)...........................................      5,000        *
All directors and executive officers as a group (14 persons)
  (16)......................................................    630,228     2.27


------------------------

   * Represents less than 1%.

 (1) Beneficial ownership is determined in accordance with the rules of the Securities and Exchange commission (the "SEC") and generally includes voting or investment power with respect to the securities. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, each share of Coherent Common Stock subject to options held by that person that will be exercisable on or before April 10, 2001, are deemed outstanding. Such shares, however, are not deemed outstanding for the purpose of computing the percentage ownership of any other person.

 (2) As reported on Form SC 13G/A filed with the Securities and Exchange Commission on May 9, 2000.

 (3) As reported on Form SC 13G/A filed with the Securities and Exchange Commission on September 13, 2000.


 (4) As reported on Form SC 13G/A filed with the Securities and Exchange Commission on February 12, 2001. Includes 157,993 shares owned by Franklin Management, Inc.


 (5) Includes 144,000 shares issuable upon exercise of options held by Dr. Couillaud which are currently exercisable or will become exercisable within 60 days of February 9, 2001.

 (6) Includes 59,000 shares issuable upon exercise of options held by Mr. Gauthier which are currently exercisable or will become exercisable within 60 days of February 9, 2001.

 (7) Includes 39,744 shares issuable upon exercise of options held by Mr. Quillinan which are currently exercisable or will become exercisable within 60 days of February 9, 2001.

 (8) Includes 17,230 shares issuable upon exercise of options held by Dr. Ambroseo which are currently exercisable or will become exercisable within 60 days of February 9, 2001.

 (9) Includes 2,614 shares issuable upon exercise of options held by Dr. Fossati-Bellani which are currently exercisable or will become exercisable within 60 days of February 9, 2001.

 (10) Includes 32,000 shares issuable upon exercise of options held by Mr. Taylor which are currently exercisable or will become exercisable within 60 days of February 9, 2001.

 (11) Includes 15,000 shares issuable upon exercise of options held by Mr. Carrubba which are currently exercisable or will become exercisable within 60 days of February 9, 2001.

 (12) Includes 10,000 shares issuable upon exercise of options held by Dr. Nelsen which are currently exercisable or will become exercisable within 60 days of February 9, 2001.

 (13) Includes 10,000 shares issuable upon exercise of options held by Mr. Robertson which are currently exercisable or will become exercisable within 60 days of February 9, 2001.

 (14) Includes 7,000 shares issuable upon exercise of options held by Mr. Cantoni which are currently exercisable or will become exercisable within 60 days of February 9, 2001.

 (15) Includes 5,000 shares issuable upon exercise of options held by Mr. Hart which are currently exercisable or will become exercisable within 60 days of February 9, 2001.

 (16) Includes an aggregate of 355,588 options which are currently exercisable or will become exercisable within 60 days of February 9, 2001.

                                  PROPOSAL ONE
                             ELECTION OF DIRECTORS

NOMINEES

    A board of six (6) directors is to be elected at the Annual Meeting of Stockholders. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the Company's nominees named below. Each nominee has consented to be named a nominee in the proxy statement and to continue to serve as a director if elected. If any nominee becomes unable or declines to serve as a director, if additional persons are nominated at the meeting or if stockholders are entitled to cumulate votes, the proxy holders intend to vote all proxies received by them in such a manner (in accordance with cumulative voting) as will assure the election of as many of the nominees listed below as possible (or, if new nominees have been designated by the Board of Directors, in such a manner as to elect such nominees), and the specific nominees to be voted for will be determined by the proxy holders.

    The Company is not aware of any reason that any nominee will be unable or will decline to serve as a director. The term of office of each person elected as a director will continue until the next Annual Meeting of Stockholders or until a successor has been elected and qualified. There are no arrangements or understandings between any director or executive officer and any other person pursuant to which he is or was to be selected as a director or officer of the Company.

    The names of the nominees, all of whom are currently directors of the Company, and certain information about them as of the Record Date, are set forth below. Thomas Sloan Nelsen has declined to stand for re-election.

                                                   DIRECTOR
NAME OF DIRECTOR                          AGE       SINCE              PRINCIPAL OCCUPATION
----------------                        --------   --------   --------------------------------------
Bernard J. Couillaud, PhD.............     56        1996     President and Chief Executive Officer
                                                              of the Company
Henry E. Gauthier (1) (3).............     60        1983     Chairman of the Board of Directors of
                                                              the Company
Charles W. Cantoni (2) (3)............     65        1983     Owner, Cantoni Consulting
Frank P. Carrubba (2) (3).............     63        1989     Retired Chief Technical Officer,
                                                              Phillips Electronics N.V.
John H. Hart (1) (2)..................     54        2000     Sr. Vice President and Chief Technical
                                                                Officer, 3Com Corporation
Jerry E. Robertson (1) (2)............     68        1994     Retired Executive Vice President, Life
                                                                Sciences Sector and Corporate
                                                                Services Division, 3M

------------------------

(1) Member of the Compensation Committee.

(2) Member of the Audit Committee.

(3) Member of the Nominating Committee

    There is no family relationship between any director or executive officer of the Company.

    Dr. Couillaud has served as our President and Chief Executive Officer as well as a member of our Board of Directors since July 1996. Dr. Couillaud served as Vice President and General Manager of the Coherent Laser Group from
March 1992 to July 1996. From July 1990 to March 1992, Dr. Couillaud served as Manager of our Advanced Systems Business Unit, and from September 1987 to
July 1990 he served as Director of Research and Development for the Coherent Laser Group. From November 1983, when he joined us, to September 1987,
Dr. Couillaud held various managerial positions with us. Dr. Couillaud received his PhD in Chemistry from Bordeaux University, Bordeaux, France.

    Mr. Gauthier has served on our Board of Directors since 1983 and as our Chairman of the Board since 1997. From August 1988 until his retirement in June 1996, Mr. Gauthier served as our President and Chief Operating Officer. He served as President and Chief Executive Officer of Coherent, Inc. from
March 1983 through July 1988 and as President of Coherent General, Inc. from June 1986 through January 1987. Mr. Gauthier served as General Manager of the Coherent Medical Group from May 1987 through July 1988.

    Mr. Cantoni has served on our Board of Directors since 1983. Since
June 1998, Mr. Cantoni has been providing management and medical consulting services through Cantoni Consulting, of which Mr. Cantoni is the founder. From October 1994 to June 1998, Mr. Cantoni served as Vice President of Quinton Instruments, Inc., a manufacturer of medical instrumentation products.

    Mr. Carrubba has served on our Board of Directors since 1989. From
September 1991 to April 1997, Mr. Carrubba served as Executive Vice President and Chief Technical Officer of Phillips Electronics, N.V., a large consumer electronics company. Mr. Carrubba is currently retired. Mr. Carrubba serves as a member of the Board of Directors of Exar Corporation, a manufacturer of mixed-signal integrated circuits for the communications and video and imaging markets.

    Mr. Hart has served on our Board of Directors since March 2000. Since September 1990, Mr. Hart served as a Senior Vice President and Chief Technical Officer of 3Com Corporation, a manufacturer of data network systems.

    Mr. Robertson has served on our Board of Directors since 1994. From 1986 to 1994, Mr. Robertson served as Executive Vice President of the Life Sciences Sector and Corporate Services Division of 3M, a large diversified company whose businesses include selling health care products. Mr. Robertson serves as a member of the Board of Directors of Cardinal Health, Inc., Steris Corporation and Choice Hotels International. Mr. Robertson is currently retired.

BOARD MEETINGS AND COMMITTEES

    The Board of Directors of the Company held a total of five meetings during the fiscal year ended September 30, 2000. No director serving during such fiscal year attended fewer than 75% of the aggregate of all meetings of the Board of Directors and the committees of the Board upon which such director served. The Board of Directors has three committees: the Audit Committee, the Compensation Committee and the Nominating Committee.

    The Audit Committee of the Board of Directors, which consists of directors Cantoni, Carrubba, Nelsen and Robertson, held four meetings during the last fiscal year. The Audit Committee recommends engagement of the Company's independent public accountants. In addition, the Audit Committee is primarily responsible for approving the services performed by the Company's independent public accountants and for reviewing and evaluating the Company's accounting principles and its system of internal accounting controls.

    The Compensation Committee of the Board of Directors consists of directors Robertson, Gauthier, and Hart, and held three meeting during the last fiscal year. The Compensation Committee reviews and approves the Company's executive compensation policy and grants stock options to employees of the Company, including officers pursuant to the Company's stock option plans.

    The Nominating Committee was established in January 1998 and consists of directors Carrubba, Gauthier and Cantoni. The Nominating Committee held one meeting during the last fiscal year. The Nominating Committee reviews candidates for officers and directors and makes recommendations with respect to such candidates. The Nominating Committee will consider nominees recommended by stockholders. Although there are no formal procedures for stockholders to nominate persons to serve as directors, stockholders wishing to submit nominations should notify the Company at its principal offices (Attention: Scott
H. Miller, Senior Vice President and General Counsel) of their intent to do so. To be considered by the Nominating Committee, nominations must be received on or before the deadline for receipt of stockholder proposals. See "Information Concerning Solicitation and Voting--Deadline for Receipt of Stockholder Proposals."

DIRECTOR COMPENSATION

    In fiscal year 2000, members of the Board of Directors who were not employees of the Company received $16,000 plus $1,500 per meeting attended plus $750 per committee meeting attended and were reimbursed for their expenses incurred in attending such meetings.

    The Company's 1990 Directors' Stock Option Plan (the "Directors' Option Plan") was adopted by the Board of Directors on December 8, 1989 and was approved by the stockholders on March 29, 1990. The Directors' Option Plan was amended by the Board of Directors on January 25, 1996, and the amendment was approved by the stockholders on March 20, 1996. The Directors' Option Plan terminated on December 8, 1999 and no further options will be granted under this plan. The Directors' Option Plan provided for the automatic and non-discretionary grant of a non-statutory stock options to purchase 20,000 shares of the Company's Common Stock to each non-employee director on the later of the effective date of the Directors' Option Plan or the date on which such person became a director. Thereafter, during the term of the Directors' Option Plan, each non-employee director was automatically granted a non-statutory stock option to purchase 5,000 shares of Common Stock on the date of and immediately following each Annual Meeting of Stockholders at which such non-employee director was reelected to serve on the Board of Directors, if, on such date, he or she had served on the Board for at least three months. Such plan provided that the exercise price shall be equal to the fair market value of the Common Stock on the date of grant of the options.

    Three non-employee directors each have been granted options to purchase 65,000 shares of the Company's Common Stock under the Directors' Option Plan at a weighted average exercise price of $11.62 per share. One non-employee director has been granted options to purchase 45,000 shares of the Company's Common Stock under such plan at a weighted average exercise price of $13.73 per share. One non-employee director has been granted options to purchase 30,000 shares of the Company's Common Stock under such plan at a weighted average exercise price of $21.33 per share. AS of February 9, 2001, options to purchase 295,000 shares of the Company's Common Stock had been granted under the Directors' Option Plan.

    The Company's 1998 Directors' Stock Option Plan (the "1998 Directors' Plan") was adopted by the Board of Directors on November 24, 1998 and was approved by the stockholders on March 17, 1999. 100,000 shares of Common Stock were reserved for issuance thereunder. Under the terms of the 1998 Directors' Plan, the number of shares reserved for issuance thereunder is increased each year by the number of shares necessary to restore the total number of shares reserved to 100,000 shares. The 1998 Director's Plan replaced the Directors' Option Plan which expired on December 8, 1999. Like its predecessor, the 1998 Directors' Plan provides for the automatic and non-discretionary grant of a non-statutory stock options to purchase 20,000 shares of the Company's Common Stock to each non-employee director on the date on which such person becomes a director. Thereafter, each non-employee director will be automatically granted a non-statutory stock option to purchase 5,000 shares of Common Stock on the date of and immediately following each Annual Meeting of Stockholders at which such non-employee director is reelected to serve on the Board of Directors, if, on such date, he or she has served on the Board for at least three months. Such plan provides that the exercise price shall be equal to the fair market value of the Common Stock on the date of grant of the options.

    Five non-employee directors have each been granted options to purchase 5,000 shares of the Company's Common Stock under the 1998 Directors' Plan at a weighted average exercise price of $75.75. One non-employee director has been granted options to purchase 20,000 shares of the Company's Common Stock under such plan at a weighted average exercise price of $75.75 per share. As of February 9, 2001, options had been granted to purchase 45,000 shares of the Company's Common Stock under the 1998 Directors' Plan.

    The following table shows options granted to each director of the Company during the last fiscal year. All options were granted under the 1998 Directors' Plan, except for the options granted to Mr. Couillaud, which were granted under the Company's 1995 Stock Plan.

               OPTION GRANTS TO DIRECTORS DURING LAST FISCAL YEAR


NAME                                                          NUMBER OF OPTIONS
----                                                          -----------------
Bernard Couillaud...........................................       110,000
Henry E. Gauthier...........................................         5,000
Charles W. Cantoni..........................................         5,000
Frank P. Carrubba...........................................         5,000
John H. Hart................................................        20,000
Thomas Sloan Nelsen, MD.....................................         5,000
Jerry E. Robertson..........................................         5,000


OPTION EXERCISES IN LAST FISCAL YEAR BY DIRECTORS

    The following table shows, as to each non-employee director, information concerning options exercised under the Directors' Option Plan during the last fiscal year. No options granted under the 1998 Directors' Plan were exercised during the last fiscal year.

               OPTION EXERCISES IN LAST FISCAL YEAR BY DIRECTORS

                                                             SHARES ACQUIRED      VALUE
NAME                                                           ON EXERCISE     REALIZED(1)
----                                                         ---------------   -----------
Charles W. Cantoni.........................................       8,000         $256,188
Frank Carrubba.............................................       5,000          313,438
Thomas Sloan Nelsen, MD....................................       5,000          189,750
Jerry E. Robertson.........................................      10,000          658,125

------------------------

(1) The value realized is calculated based on market value less exercise price. The market value of underlying securities is based on the closing price of the Company's Common Stock as reported by the NASDAQ National Market on the date of exercise.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

    The Compensation Committee is composed of Directors Robertson, Gauthier, and Hart. Mr. Gauthier and the Company have entered into a Management Transition Agreement pursuant to which the Company agreed to provide him with benefits under the Company's medical, dental and life insurance plans.

    Except as set forth above, none of the members of the Compensation Committee is currently or has been at any time since the beginning of the last fiscal year, an officer or employee of the Company. No member of the Compensation Committee or executive officer of the Company serves as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving as a member of the Company's Board of Directors or Compensation Committee.

VOTE REQUIRED

    Every stockholder voting for the election of directors may cumulate such stockholder's votes and give one candidate a number of votes equal to the number of directors to be elected multiplied by the number of votes to which the stockholder's shares are entitled. Alternatively, a stockholder may distribute his or her votes on the same principle among as many candidates as the stockholder thinks fit, provided that votes cannot be cast for more than six candidates. However, no stockholder shall be entitled to cumulate votes for a candidate unless (i) such candidate's name has been placed in nomination prior to the voting and (ii) the stockholder, or any other stockholder, has given notice at the meeting prior to the voting of the intention to cumulate the stockholder's votes.

    If a quorum is present and voting, the six nominees receiving the highest number of votes will be elected to the Board of Directors. See "Information Concerning Solicitation and Voting--Quorum; Abstentions; Broker Non-Votes."

               MANAGEMENT RECOMMENDS THAT STOCKHOLDERS VOTE "FOR"
                           THE NOMINEES LISTED ABOVE
                            ------------------------

                                  PROPOSAL TWO
                   AMENDMENT TO CERTIFICATE OF INCORPORATION

GENERAL

    The Company's Certificate of Incorporation currently authorizes the issuance of 50,000,000 shares of Common Stock. In November 2000, the Board of Directors adopted a resolution approving an amendment to the Certificate of Incorporation to increase the authorized number of shares of Common Stock by 450,000,000 shares to 500,000,000 shares, subject to stockholder approval of the amendment. The stockholders are being asked to approve the amendment to the Certificate of Incorporation at the Annual Meeting of Stockholders.

CURRENT USE OF SHARES


    As of February 9, 2001 there were 27,379,452 shares of Common Stock outstanding and 7,092,850 shares reserved for issuance under the Company's incentive stock plans, of which options to purchase 3,526,777 shares were outstanding under the 1995 Stock Plan, options to purchase 112,000 shares were outstanding under the 1990 Directors Option Plan, options to purchase 45,000 shares were outstanding under the 1998 Directors Option Plan, 1,489,057 shares were reserved for issuance under the Company's Employee Stock Purchase Plan and 104,953 shares were reserved for issuance under the Company's Productivity Incentive Plan. Based upon the foregoing number of outstanding and reserved shares of Common Stock, the Company has approximately 20,286,602 shares remaining available for other purposes.


PROPOSED AMENDMENTS TO CERTIFICATE OF INCORPORATION

    The Board of Directors has adopted resolutions setting forth the proposed amendment to Article 4 of the Company's Certificate of Incorporation (the "Amendment"), the advisability of the Amendment, and a call for submission of the Amendment for approval by the Company's stockholders at the Annual Meeting. The following is the text of Article 4 of the Certificate of Incorporation of the Company, as proposed to be amended:

       "This corporation is authorized to issue one class of shares, designated "Common Stock." The total number of shares which this corporation shall have authority to issue is Five Hundred Million (500,000,000) shares of Common Stock with a par value of $.01 per share."

PURPOSE AND EFFECT OF PROPOSED AMENDMENT

    The authorization of a total of 500,000,000 shares of Common Stock would give the Board the express authority, without further action of the Company's stockholders, to issue such shares of Common Stock from time to time as the Board deems necessary or advisable. The amendment would authorize sufficient shares to permit the Company to issue shares pursuant to its shareholder rights plan.

    The Company expends substantial funds on research and development and other commercialization activities, including investment in complementary businesses, obtaining the rights to use complementary technologies, marketing activities and administrative support of these activities. The Board believes that having the additional shares authorized and available for issuance will allow the Company to have greater flexibility in considering potential future actions involving the issuance of stock which may be desirable or necessary to accommodate the Company's business plan, including capital raising transactions.

    In addition, the Board believes it is necessary to have the ability to issue such additional shares for general corporate purposes. Such general corporate uses of the additional authorized shares of Common Stock may include acquisition transactions, stock dividends or distributions, and future issuances of stock options or warrants.

    In any case, the additional shares of Common Stock would be available for issuance by the Board without future action by the stockholders, unless such action were specifically required by applicable law or rules of any securities market on which the Company's securities may be traded. The Company has no current plans or proposals to issue any portion of the additional shares of Common Stock. Although the proposed increase in the authorized capital stock of the Company could be construed as having potential anti-takeover effects, neither the Board nor management of the Company views this proposal in that perspective. Nevertheless, the Company could use the additional shares to frustrate persons seeking to effect a takeover or otherwise gain control of the Company by, for example, privately placing shares to purchasers who might side with the Board in opposing a hostile takeover bid. The Company is not aware of any such hostile takeover bid at this time. Shares of Common Stock could also be issued to a holder that would thereafter have sufficient voting power to assure that any proposal to amend or repeal the By-Laws of the Company or certain provisions of the Certificate of Incorporation would not receive the requisite vote required. Such uses of the Common Stock could render more difficult or discourage an attempt to acquire control of the Company, if such transactions were opposed by the Board. Further, an issuance of additional shares by the Company could have the effect on the potential realizable value of a stockholder's investment in the Company.

    In the absence of a proportionate increase in the Company's earnings and book value, an increase in the aggregate number of outstanding shares of Common Stock would dilute the earnings per share and book value per share of all outstanding shares of the Company's Common Stock. The foregoing factors, if reflected in the price per share of Common Stock, could adversely affect the realizable value of a stockholder's investment in the Company.

VOTE REQUIRED

    If a quorum is present, the affirmative vote of a majority of the Votes Cast will be required for approval of the Amendment.

           MANAGEMENT RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE
        PROPOSAL TO AMEND THE COMPANY'S CERTIFICATE OF INCORPORATION TO
            INCREASE THE AUTHORIZED NUMBER OF SHARES OF COMMON STOCK
                 FROM 50,000,000 SHARES TO 500,000,000 SHARES.
                            ------------------------

                                 PROPOSAL THREE
                        AMENDMENT OF THE 1995 STOCK PLAN


    The Company's 1995 Stock Plan (the "Stock Plan") was adopted by the Board of Directors in 1995 and approved by the stockholders in 1996. The Stock Plan provides for the grant of incentive stock options to the Company's employees and nonstatutory stock options and stock purchase rights to the Company's employees, directors and consultants. On November 10, 2000 the Company's Board of Directors authorized an amendment of the Stock Plan, subject to stockholder approval, to increase the number of shares authorized for issuance under the Stock Plan by 5,000,000 shares, from 5,500,000 shares to 10,500,000. The stockholders are being requested to approve this amendment at the Annual Meeting of Stockholders. As of February 9, 2001, options to purchase an aggregate of 3,526,777 shares of the Company's Common Stock were outstanding under the Stock Plan with a weighted average exercise price of $28.57 per share, options to purchase an aggregate of 463,288 shares of the Company's Common Stock had been exercised and 1,509,935 shares of Common Stock were available for future grant under the Stock Plan.


    The Stock Plan is structured to allow the Board of Directors broad discretion in creating equity incentives in order to assist the Company in attracting, retaining and motivating the best available personnel for the successful conduct of the Company's business. The Company believes that linking employee compensation to corporate performance motivates employees to improve stockholder value. The Company has, therefore, consistently included equity incentives as a significant component of compensation for its employees. This practice has enabled the Company to attract and retain the talent that it continues to require. In order to attract the service of valuable employees as the Company continues to grow, it will be necessary to continue to offer these equity incentives, particularly in the extremely competitive job market in Silicon Valley. In addition, in order to retain the services of the Company's current employees, it will be necessary to grant additional options to these employees as older options become fully vested. With the demand for highly skilled employees at an all time high, especially in the technology industries, management believes it is critical to the Company's success to maintain competitive employee compensation programs. The Board believes that the number of shares reserved under the Stock Plan and the other plans described above will be inadequate to satisfy the other equity needs of the Company, and that the proposed increase in the number of shares of Common Stock reserved under the Stock Plan would be in the best interests of the Company and its stockholders.

REQUIRED VOTE

    If a quorum is present, the affirmative vote of a majority of the Votes Cast will be required to approved the amendment to the Stock Plan.

             MANAGEMENT RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE
                   AMENDMENT OF THE COMPANY'S 1995 STOCK PLAN

    The material features of the Stock Plan are outlined below:

SUMMARY OF THE 1995 STOCK PLAN

    GENERAL. The Stock Plan provides for the grant of options and rights to purchase shares of the Company's Common Stock to employees (including officers) and consultants. Options granted under the Stock Plan may either be "incentive stock options" as defined in
Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or nonstatutory stock options, as determined by the Board of Directors or a committee designated by the Board.

    PURPOSE. The general purposes of the Stock Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to the employees and consultants of the Company and to promote the success of the Company's business.

    ADMINISTRATION. The Stock Plan is administered by the Board of Directors ("Board") or a committee designated by the Board ("Committee"), as may be necessary to comply with the rules governing plans intended to qualify as discretionary grant plans under Rule 16b-3.

    ELIGIBILITY. The Stock Plan provides that nonstatutory stock options and stock purchase rights may be granted to employees (including officers) and consultants of the Company and its majority-owned subsidiaries. Incentive stock options may be granted only to employees. The Board or the Committee shall determine which eligible persons shall be granted options.

    GRANT LIMITATION. The Stock Plan provides that no employee shall be granted, in any fiscal year of the Company, options and stock purchase rights to purchase more than 500,000 shares of Common Stock. An employee may also be granted options and stock purchase rights in connection with his or her initial employment to purchase up to 500,000 shares, an amount that is not to be counted against the annual limit of the preceding sentence.

    EXERCISE PRICE. The exercise price of options and stock purchase rights granted under the Stock Plan is determined by the Board or the Committee and must not be less than 100% of the fair market value of the Company's Common Stock at the time of grant. Incentive stock options granted to stockholders owning more than 10% of the voting stock of the Company, if any, are subject to the additional restriction 12 that the exercise price per share of each option must be at least 110% of the fair market value at the time of grant.

    EXERCISE OF OPTIONS AND RIGHTS. Options become exercisable at such times as are determined by the Board or the Committee and are set forth in the individual option agreements. Generally, options granted to newly hired employees vest as to 25% per year over a four (4) year period. Subsequent options, which are granted to existing employees, generally vest as to 100% of the shares on the third or fourth anniversary date of the date of grant, such that the vesting of any previously granted option has been completed. An option is exercised by giving written notice to the Company specifying the number of full shares of Common Stock to be purchased and tendering payment of the purchase price. The method of payment of the exercise price for the shares purchased upon exercise of an option shall be determined by the Board or the Committee.

    TERMINATION. The Stock Plan gives the Board or the Committee the authority to vary the terms of the individual option agreements. However, generally, if the optionee ceases to be an employee or consultant for any reason other than death or disability, then the optionee shall have the right to exercise an existing unexercised option within thirty (30) days after the date of termination, but only to the extent that the optionee was entitled to exercise such option at the date of such termination. If such termination is due to death or disability within the meaning of Section 422(c) of the Code, the optionee (or the optionee's legal representative) shall have the right to exercise an existing unexercised option at any time within twelve (12) months of the termination date, but only to the extent that the optionee was entitled to exercise such option at the date of such termination. In no event shall an option be exercisable beyond the option term.

    TERMINATION OF OPTIONS. Options granted under the Stock Plan expire as determined by the Board or Committee, but in no event later than ten (10) years from date of grant. No option may be exercised by any person after its expiration.

    NONTRANSFERABILITY OF OPTIONS. An option is non-transferable by the optionee other than by will or laws of descent and distribution, and is exercisable during an optionee's lifetime only by the optionee.

    STOCK PURCHASE RIGHTS. The Stock Plan permits the Company to grant rights to purchase Common Stock either alone or in tandem with other awards granted under the Stock Plan and/or cash awards made outside the Stock Plan. The Board or the Committee determines who may be granted a stock purchase right, the number of shares to be offered, the price to be paid and the time within which the offeree must accept such offer which may not exceed six (6) months. The offer of a stock purchase right is accepted by the execution of a restricted stock purchase agreement between the Company and the offeree and the payment of the purchase price of the shares. Unless the Board or Committee determines otherwise, the restricted stock purchase agreement will give the Company a repurchase option exercisable upon the voluntary or involuntary termination of the purchaser's employment or consulting relationship with the Company for any reason (including death and disability). The purchase price for any shares repurchased by the Company shall be the original price paid by the purchaser and may be paid be cancellation of indebtedness of the purchaser to the Company. The repurchase option shall lapse at a rate fixed by the Board or Committee. A stock purchase right is nontransferable by the offeree, other than by will or the laws of descent and distribution.

    ADJUSTMENTS UPON CHANGE IN CAPITALIZATION. The number of shares covered by each outstanding option or stock purchase right, and the exercise price thereof, shall be proportionately adjusted for any 13 increase or decrease in the number of issued shares resulting from a change in the Company's capitalization, such as a stock split, reverse stock split, stock dividend, recapitalization or other change in the capital structure of the Company.

    TRANSFER OF CONTROL. In the event that the Company is a participant in any merger, consolidation, acquisition of assets or like occurrence involving the Company, each outstanding option or stock purchase right shall be assumed or an equivalent option or right substituted by a successor corporation. If such options and stock purchase rights are not assumed, they become fully exercisable prior to the closing of such merger or consolidation. Any option or stock purchase right which is neither assumed nor exercised as of the date of such merger or consolidation will terminate upon the effectiveness thereof.

    AMENDMENT OR TERMINATION OF THE STOCK PLAN. The Board may amend, alter, suspend or terminate the Stock Plan or any part thereof from time to time, with respect to any shares at such time not subject to options or stock purchase rights; provided, however, that without the approval of a majority of the Company's stockholders, no amendment may (a) increase the number of shares reserved for issuance under the Stock Plan, (b) change the designation of the class of persons eligible to receive options and stock purchase rights or
(c) amend the provisions to defeat the stated purpose. In any event, the Plan shall terminate ten (10) years from its approval by the stockholders of the Company.

FEDERAL INCOME TAX INFORMATION

    INCENTIVE STOCK OPTIONS. An optionee who is granted an incentive stock option does not generally recognize taxable income at the time the option is granted or upon its exercise, although the exercise may subject the optionee to the alternative minimum tax. Upon a disposition of the shares more than two years after grant of the option and one year after exercise of the option, any gain or loss is treated as long-term capital gain or loss. If these holding periods are not satisfied, the optionee recognizes ordinary income at the time of disposition equal to the difference between the exercise price and the lower of (i) the fair market value of the shares at the date of the option exercise or
(ii) the sale price of the shares. Any gain or loss recognized on such a premature disposition of the shares in excess of the amount treated as ordinary income is treated as long-term or short-term capital gain or loss, depending on the holding period. A different rule for measuring ordinary income upon such a premature disposition may apply if the optionee is an officer, director, or 10% stockholder of the Company. The Company is entitled to a deduction in the same amount as the ordinary income recognized by the optionee.

    NONSTATUTORY STOCK OPTIONS. An optionee does not recognize any taxable income at the time he or she is granted a nonstatutory stock option. Upon exercise, the optionee recognizes taxable income generally by the excess of the then fair market value of the shares over the exercise price. Any taxable income recognized in connection with an option exercise by an employee of the Company is subject to tax withholding by the Company. The Company is entitled to a deduction in the same amount as the ordinary income recognized by the optionee. Upon a disposition of such shares by the optionee, any difference between the sale price and the optionee's exercise price, to the extent not recognized as taxable income as provided above, is treated as long-term or short-term capital gain or loss, depending on the holding period.

    STOCK RIGHTS. Restricted stock is generally acquired pursuant to Stock Rights. At the time of acquisition, restricted stock is subject to a "substantial risk of forfeiture" within the meaning of Section 83 of the Code. As a result, the recipient will not generally recognize ordinary income at the time of acquisition. Instead, the recipient will recognize ordinary income on the dates when the stock ceases to be subject to a substantial risk of forfeiture. The stock will generally cease to be subject to a substantial risk of 14 forfeiture when it is no longer subject to the Company's right to reacquire the stock upon the recipient's termination of employment with the Company. At such times, the recipient will recognize ordinary income measured as the difference between the purchase price (if any) and the fair market value of the stock on the date the stock is no longer subject to a substantial risk of forfeiture. The purchaser may accelerate to the date of acquisition his or her recognition of ordinary income, if any, and the beginning of any capital gain holding period, by timely filing an election pursuant to Section 83(b) of the Code. In such event, the ordinary income recognized, if any, is measured as the difference between the purchase price and the fair market value of the stock on the date of purchase and the capital gain holding period commences on such date. The ordinary income recognized by a purchaser who is an employee will be subject to tax withholding by the Company. Different rules may apply if the purchaser is also an officer, director, or 10% stockholder of the Company.

    RESTRICTED STOCK. A purchaser of restricted stock recognizes ordinary income equal to the difference between the purchase price, if any, and the fair market value of the shares (the "spread") as any right of the Company to repurchase the shares at the original purchase price lapses (that is, as the stock "vests"). Under current federal tax law, the purchaser may elect to include the spread in ordinary income at the time of grant. Any subsequent gain or loss upon resale of the shares by the purchaser is treated as long or short-term capital gain or loss, depending on how long the shares are held. The Company is entitled to a federal tax deduction in the same amount and at the same time as the purchaser realizes ordinary income.

    THE FOREGOING IS ONLY A SUMMARY OF THE EFFECT OF FEDERAL INCOME TAXATION UPON THE EMPLOYEE OR CONSULTANT AND THE COMPANY WITH RESPECT TO AWARDS UNDER THE STOCK PLAN AND DOES NOT PURPORT TO BE COMPLETE, AND REFERENCE SHOULD BE MADE TO THE APPLICABLE PROVISIONS OF THE INTERNAL REVENUE CODE. IN ADDITION, THIS SUMMARY DOES NOT DISCUSS THE TAX CONSEQUENCES OF AN OPTIONEE'S OR PURCHASER'S DEATH OR THE PROVISIONS OF THE INCOME TAX LAWS OF ANY MUNICIPALITY, STATE OR FOREIGN COUNTRY IN WHICH THE EMPLOYEE OR CONSULTANT MAY RESIDE.

PARTICIPATION IN THE STOCK PLAN


    The grant of options under the Stock Plan to directors and executive officers, including the officers named in the Summary Compensation Table below, is subject to the discretion of the Administrator. As of the date of this proxy statement, there has been no determination by the Administrator with respect to future awards under the Stock Plan. Accordingly, future awards are not determinable. In fiscal 2000, options to purchase 967,850 shares of Common Stock were granted to all employees (excluding executive officers) and options to purchase 324,000 shares of Common Stock were granted to executive officers. See "Executive Compensation--Stock Option Grants and Exercises" for the number of stock options granted to each of the executive officers named in the Summary Compensation Table during the last fiscal year and "Election of Directors--Director Compensation" for the number of stock options granted to each of the directors during the last fiscal year.

                            ------------------------

                                 PROPOSAL FOUR
         RATIFICATION OF APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS

    The Board of Directors has selected Deloitte & Touche LLP, independent public accountants, to audit the financial statements of the Company for the fiscal year ending September 29, 2001, and recommends that stockholders vote for ratification of such appointment. In the event of a negative vote or ratification, the Board of Directors will reconsider its selection. Deloitte & Touche LLP has audited the Company's financial statements since the fiscal year ended September 25, 1976. Representatives of Deloitte & Touche LLP are expected to be present at the meeting and will be afforded the opportunity to make a statement if they desire to do so. The representatives of Deloitte & Touche LLP are also expected to be available to respond to appropriate questions.

    AUDIT FEES


    The aggregate fees billed by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, "Deloitte") for professional services rendered for the audit of the Company's annual financial statements for the fiscal year ended September 30, 2000 and for the reviews of the financial statements included in the Company's Quarterly Reports on Form 10-Q for that fiscal year were $788,000.


    FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

    The Company did not engage Deloitte for professional services relating to financial information systems design and implementation for the fiscal year ended September 30, 2000.

    ALL OTHER FEES


    The aggregate fees billed by Deloitte for services rendered to the Company, other than the services described above under "Audit Fees" for the fiscal year ended September 30, 2000 were $1,490,000.


    The Audit Committee has considered whether the provision of non-audit services is compatible with maintaining the principal accountant's independence.

    Stockholder ratification of the selection of Deloitte & Touche LLP as the Company's independent public accountants is not required by the Company's By-Laws or other applicable legal requirement. However, the Board is submitting the selection of Deloitte & Touche LLP to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Audit Committee and the Board will reconsider whether or not to retain that firm. Even if the selection is ratified, the Board at its discretion may direct the appointment of a different independent accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and its stockholders.

VOTE REQUIRED

    The affirmative vote of a majority of the Votes Cast will be required to ratify the selection of Deloitte & Touche LLP as the Company's independent public accountants for the fiscal year ending September 29, 2001.

               MANAGEMENT RECOMMENDS THAT STOCKHOLDERS VOTE "FOR"
        THE RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS
            INDEPENDENT AUDITORS OF THE COMPANY FOR THE FISCAL YEAR
                           ENDING SEPTEMBER 29, 2001
                            ------------------------

                             EXECUTIVE COMPENSATION

OFFICERS

    The names, ages and office of all of the executive officers of the Company are set forth below. See page 6 for additional information about Dr. Couillaud.

NAME OF OFFICER                               AGE                     OFFICE HELD
---------------                             --------   ------------------------------------------
Bernard J. Couillaud, PhD.................     56      President and Chief Executive Officer
Robert J. Quillinan.......................     53      Executive Vice President and Chief
                                                       Financial Officer
John R. Ambroseo, PhD.....................     39      Executive Vice President, President and
                                                         General Manager, Coherent Photonics
                                                         Group
Vittorio Fossati-Bellani, PhD.............     53      Executive Vice President, President and
                                                         General Manager, Coherent
                                                         Telecom-Actives Group
James L. Taylor...........................     51      Executive Vice President, President and
                                                         General Manager, Coherent Medical Group
Kevin McCarthy............................     44      Executive Vice President and Chief
                                                         Information Officer
Ronald A. Victor..........................     56      Executive Vice President, Human Resources
Scott H. Miller...........................     46      Senior Vice President and General Counsel

    There are no family relationships between any of the executive officers and directors.

    Mr. Quillinan has served as Executive Vice President and Chief Financial Officer since July 1984. He served as Vice President and Treasurer from March 1982 to July 1984 and as Corporate Controller from April 1980 to
March 1982. Mr. Quillinan received his MS degree in Accounting from Clarkson University and is a CPA.

    Dr. Ambroseo has served as Executive Vice President, President and General Manager of the Coherent Photonics Group since September 2000. From July 1997 to September 2000, Dr. Ambroseo served as Executive Vice President, President and General Manager Coherent Laser Group. From March 1997 to September 1997,
Dr. Ambroseo served as our Scientific Business Unit Manager. From August 1988, when he joined Coherent, until March 1997, he served as a Sales Engineer, Product Marketing Manager, National Sales Manager and Director of European Operations. Dr. Ambroseo received his PhD in Chemistry from the University of Pennsylvania.

    Dr. Fossati-Bellani has served as Executive Vice President, President and General Manager of the Coherent Telecom-Actives Group since September 2000. From September 1997 to September 2000, Dr. Fossati-Bellani served as Executive Vice President, President and General Manager of the Coherent Semiconductor Group. From May 1992 to September 1997, Dr. Fossati-Bellani served as our Diode Laser Business Unit Manager. From December 1979, when he joined our Italian office, to May 1992, he served in the capacity of Scientific Sales Engineer, Product Manager, Director of Marketing, Director of Business Development, Scientific Business Unit Manager and Diode Laser Business Unit Manager, Coherent Laser Group. Dr. Fossati-Bellani received his PhD degree in Physics from the University of Milano, Italy.

    Mr. Taylor has served as Executive Vice President, President and General Manager, Coherent Medical Group since February 1999. From April 1997 to
February 1999, Mr. Taylor served as President and Chief Executive Officer of Andros, Inc., an analytical instruments company headquartered in Berkeley, California. From January 1995 to April 1997, Mr. Taylor served as President of the Medical Systems Division of Ohmeda Medical, Inc., a manufacturer of anesthesia delivery and monitoring systems and from April 1993 to December 1994 as Vice President, Marketing of the Medical Systems Division of Ohmeda.
Mr. Taylor received a BS degree from the US Naval Academy, a MS degree from John Hopkins University and attended the Stanford Executive Institute.

    Mr. McCarthy has served as Executive Vice President and Chief Information Officer since May 2000. From August 1999 to May 2000, he was Chief Information Officer for Unisphere Solutions, Inc., a subsidiary of Siemens AG, a large diversified industrial company. From September 1993 to July 1999, he was Vice President Information Technology for General Instruments, Inc. a company that develops and sells interactive video, voice and data products. Mr. McCarthy received a BSEE degree from Lafayette College in 1978 and a MBA from the University of Pennsylvania, Wharton School in 1991.

    Mr. Victor has served as Executive Vice President of Human Resources since May 2000. From August 1999 to May 2000, he was Corporate Vice President of Human Resources. Mr. Victor was Vice President of Human Resources for the Coherent Medical Group from September 1997 to August 1999. Between November 1996 and September 1997, he was Vice President Human Resources for Netsource Communication, Inc., an internet advertisement and communication company. From November 1995 to November 1996, Mr. Victor served as Vice President of Human Resources for Micronic Computers, Inc., a manufacturer of computer components. Between January 1982 and September 1995 he was Vice President of Human Resources of Syntex, a pharmaceutical company. Mr. Victor received a BA degree from American International College and a MA degree from Springfield College.

    Mr. Miller has served as General Counsel to the Company since October 1988 and as Senior Vice President since March 1994. Mr. Miller received a BA degree in Economics from UCLA in 1977 and a JD from Stanford Law School in 1980.

SUMMARY COMPENSATION

    The following table shows, as to the Chief Executive Officer and each of the other four most highly compensated executive officers whose salary plus bonus exceeded $100,000, information concerning compensation awarded to, earned by or paid for services to the Company in all capacities during the last three fiscal years (to the extent that such person was the Chief Executive Officer and/or executive officer, as the case may be, during any part of such fiscal year):

                           SUMMARY COMPENSATION TABLE

                                                                                 LONG-TERM
                                                                                COMPENSATION
                                                                                   AWARDS
                                                                                 SECURITIES
                                                                                 UNDERLYING     ALL OTHER
NAME                                         YEAR     SALARY($)      BONUS($)     OPTIONS      COMPENSATION
----                                       --------   ---------      --------   ------------   ------------
Bernard J. Couillaud, PhD................    2000     $422,503       $519,459      110,000        $30,064(1)
  President and Chief Executive Officer      1999      363,467        302,571       60,000         27,530
                                             1998      337,492        147,578      138,000         23,393

Robert J. Quillinan......................    2000     $243,279       $202,731       36,000        $15,290(2)
  Executive Vice President                   1999      222,665        130,662       22,000         15,067
  and Chief Financial Officer                1998      220,201         65,138       34,000         14,723

John Ambroseo, PhD.......................    2000     $267,887       $350,074       58,000        $12,461(3)
  Executive Vice President, President and    1999      240,292(4)     267,814       30,000         13,714
  General Manager Coherent Photonics         1998      206,898(5)     108,668       36,000          8,672
  Group

Vittorio Fossati-Bellani, PhD............    2000     $223,275       $217,498       41,000        $13,455(6)
  Executive Vice President, President and    1999      189,566        153,813       18,000         11,998
  General Manager Coherent Telecom-          1998      178,288         46,669       24,000         11,207
  Actives Group

James L. Taylor..........................    2000     $272,280       $198,629       21,000        $ 9,317(7)
  Executive Vice President, President and    1999      152,894         97,275       80,000          1,234
  General Manager Coherent Medical Group     1998           --             --           --             --

------------------------
(1) Includes $22,192 contributed by the Company under defined contribution plans and $7,872 in life insurance benefits.

(2) Includes $14,047 contributed by the Company under defined contribution plans and $1,243 in life insurance benefits.

(3) Includes $11,523 contributed by the Company under defined contribution plans and $938 in life insurance benefits.

(4) Includes $10,779 compensation related to European assignment.

(5) Includes $19,282 compensation related to European assignment.

(6) Includes $12,131 contributed by the Company under defined contribution plans and $1,324 in life insurance benefits.

(7) Includes $7,964 contributed by the Company under defined contribution plans and $1,353 in life insurance benefits.

STOCK OPTION GRANTS AND EXERCISES

    The following table shows, as to the individuals named in the Summary Compensation Table above, information concerning stock options granted during the fiscal year ended September 30, 2000.

                                   OPTION GRANTS IN LAST FISCAL YEAR

                                                   INDIVIDUAL GRANTS                       POTENTIAL REALIZABLE VALUE
                               ---------------------------------------------------------        AT ASSUMED ANNUAL
                                  NUMBER OF        % OF TOTAL                                 RATES OF STOCK PRICE
                                 SECURITIES          OPTIONS                                    APPRECIATION FOR
                                 UNDERLYING        GRANTED TO      EXERCISE                      OPTION TERM (4)
                               OPTIONS GRANTED    EMPLOYEES IN      PRICE     EXPIRATION   ---------------------------
NAME                             (#) (1)(2)      FISCAL YEAR (3)    ($/SH)       DATE         5% ($)        10% ($)
----                           ---------------   ---------------   --------   ----------   ------------   ------------
Bernard J. Couillaud, PhD....        4,010             .30         $49.875      2/1/06      $   68,019     $  154,311
                                   105,990            7.93          49.875      2/1/06       1,797,831      4,078,665
Robert J. Quillinan..........        4,010             .30          49.875      2/1/06          68,019        154,311
                                    31,990            2.39          49.875      2/1/06         542,623      1,231,027
John Ambroseo, PhD...........        4,010             .30          49.875      2/1/06          68,019        154,311
                                    53,990            4.04          49.875      2/1/06         915,793      2,077,622
Vittorio Fossati-Bellani,
  PhD........................        4,010             .30          49.875      2/1/06          68,019        154,311
                                    36,990            2.77          49.875      2/1/06         627,434      1,423,435
James L. Taylor..............        2,005             .15          49.875      2/1/06          34,009         77,156
                                    18,995            1.42          49.875      2/1/06         322,198        730,958

------------------------

(1) The Company's 1987 Stock Option Plan and 1995 Stock Plan (collectively the "Option Plans") provide for the grant of options and stock purchase rights to officers, employees and consultants of the Company. Options granted under the Option Plans may be either "nonstatutory options" or "incentive stock options." The exercise price is determined by the Board of Directors or its Compensation Committee and, in the case of incentive stock options, may not be less than 100% of the fair market value of the Common Stock on the date of grant (110% in the case of grants to 10% shareholders). The options expire not more than six years from the date of grant and may be exercised only while the optionee is employed by the Company or within such period of time after termination of employment as is determined by the Board or its Compensation Committee at the time of grant. The Board of Directors may determine when options granted may be exercisable.

(2) The first entry for each individual sets forth the number of options awarded that are intended to qualify as "incentive stock options" within the meaning of Section 422 of the Internal Revenue Code of 1986. The second entry for each individual sets forth the number of options that are nonstatutory stock options.

(3) The Company granted options to purchase an aggregate of 967,850 shares to all employees other than executive officers and granted options to purchase an aggregate of 324,000 shares to all executive officers as a group (8 persons), during fiscal 2000.

(4) This column sets forth hypothetical gains or "option spreads" for the options at the end of their respective six-year terms, as calculated in accordance with the rules of the Securities and Exchange Commission. Each gain is based on an arbitrarily assumed annualized rate of compound appreciation of the market price at the date of grant of 5% and 10% from the date the option was granted to the end of the option term. The 5% and 10% rates of appreciation are specified by the rules of the Securities and Exchange Commission and do not represent the Company's estimate or projection of future Common Stock prices. The Company does not necessarily agree that this method properly values an option. Actual gains, if any, on option exercises are dependent on the future performance of the Company's Common Stock and overall market conditions.

    The following table shows, as to the individuals named in the Summary Compensation Table above, information concerning stock options exercised during the fiscal year ended September 30, 2000 and the value of unexercised options at such date.

                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                       AND FISCAL YEAR-END OPTION VALUES

                                                               NUMBER OF SECURITIES
                                                              UNDERLYING UNEXERCISED          VALUE OF UNEXERCISED
                                                                  OPTIONS/SARS AT           IN-THE-MONEY OPTIONS AT
                                   SHARES        VALUE       SEPTEMBER 30, 2000 (#)(2)     SEPTEMBER 30, 2000 ($)(3)
                                ACQUIRED ON     REALIZED    ---------------------------   ----------------------------
NAME                            EXERCISE (#)     ($)(1)     EXERCISABLE   UNEXERCISABLE   EXERCISABLE    UNEXERCISABLE
----                            ------------   ----------   -----------   -------------   ------------   -------------
Bernard J. Couillaud, PhD.....      12,000     $  768,000     144,000        230,000       $7,718,625     $8,665,000
Robert J. Quillinan...........      12,256        982,723      30,838         78,000        1,666,121      2,980,500
John Ambroseo, PhD............      29,770      1,104,100      17,230        102,000          925,125      3,469,625
Vittorio Fossati-Bellani,
  PhD.........................      25,886        963,025       2,614         73,000          114,363      2,508,250
James L. Taylor...............       8,000        467,900      12,000         81,000          630,000      3,530,625

------------------------

(1) The value realized is calculated based on the closing price of the Company's Common Stock as reported by the Nasdaq National Market on the date of exercise minus the exercise price of the option, and does not necessarily indicate that the optionee sold such stock.

(2) The Company has not granted any stock appreciation rights and its stock plans do not provide for the granting of such rights.

(3) The market value of underlying securities is based on the difference between the closing price of the Company's Common Stock on September 30, 2000 of $68.00 (as reported by Nasdaq National Market) and the exercise price.

OTHER EMPLOYEE BENEFIT PLANS

EMPLOYEE RETIREMENT AND INVESTMENT PLAN AND SUPPLEMENTARY RETIREMENT PLAN

    Effective January 1, 1979, the Company adopted the Coherent Employee Retirement and Investment Plan. Employees become eligible to participate after completing one year of service. Under this plan, the Company will match employee contributions to the plan up to a maximum of 6% of the employee's individual earnings. An employee is not entitled to any part of the Company's contribution until the completion of his or her third year of employment. After the end of the third year of employment, 20% of the Company's contribution vests. Thereafter, an additional 20% of the Company's contribution vests at the end of each year of completed service until the end of the seventh year of employment when such contributions become 100% vested. Effective as of 1985, the plan was amended and restated to conform the plan to new regulations and to qualify under
Section 401(k) of the Internal Revenue Code of 1986, as amended to permit employees to make contributions to the plan from their pre-tax earnings. Effective January 1, 1990, the Company adopted the Supplementary Retirement Plan which provides that certain senior management employees may contribute income to a trust fund. The Company will match such contributions up to 6% of the participant's income. Such contributions are subject to the same vesting requirements as contributions made under the Employment Retirement and Investment Plan.

VARIABLE COMPENSATION PLAN

    The Company's Variable Compensation Plan provides for the payment of quarterly cash bonuses to members of management designated by the Board of Directors determined by a formula based on improvements of pre-tax profits, cash flow and asset management over preset threshold levels for each operating group or business unit. Those employees who participate in the Plan who are not assigned to an operating group or business unit receive an average of such amounts.

PRODUCTIVITY INCENTIVE PLAN

    Under the Company's Productivity Incentive Plan (the "Incentive Plan"), 2,025,000 shares of Common Stock were initially reserved, and as of the fiscal year ended September 30, 2000, 108,425 shares of Common Stock were available for issuance to employees of the Company and its designated subsidiaries who are customarily employed for at least twenty hours per week. The purpose of the Incentive Plan is to enhance an employee's proprietary interest in the Company and to create an incentive for the Company's success.

    The Incentive Plan provides for the quarterly distribution of cash or Common Stock, at the election of each participant, based upon the quarterly profitability of the Company. The amount of cash or number of shares of Common Stock distributed to each participant is determined by dividing a participant's "incentive compensation" by the fair market value of the Company's Common Stock at the end of each three-month period.

EMPLOYEE STOCK PURCHASE PLAN

    The Company's Employee Stock Purchase Plan (the "Purchase Plan") was adopted by the Board of Directors and approved by the stockholders in 1980. A total of 6,325,000 shares of Common Stock have been reserved under the Purchase Plan, and as of the end of fiscal year 2000, 1,682,754 shares of Common Stock remained available for issuance thereunder. The Purchase Plan permits employees who are employed for at least twenty hours per week and more than five months in a calendar year to purchase Common Stock of the Company, through payroll deductions at the lower of 85% of the fair market value of the Common Stock at the beginning or at the end of each twelve-month period. Payroll deductions may not exceed 10% of an employee's compensation. The Purchase Plan provides for two offerings during each fiscal year, each having a duration of twelve months.

                      REPORT OF THE COMPENSATION COMMITTEE
                           OF THE BOARD OF DIRECTORS

    NOTWITHSTANDING ANYTHING TO THE CONTRARY SET FORTH IN ANY OF THE COMPANY'S PREVIOUS FILINGS UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES ACT OF 1934, AS AMENDED, THAT MIGHT INCORPORATE FUTURE FILINGS, INCLUDING THIS PROXY STATEMENT, IN WHOLE OR IN PART, THE FOLLOWING REPORT AND THE PERFORMANCE GRAPH INCLUDED HEREIN SHALL NOT BE INCORPORATED BY REFERENCE INTO ANY SUCH FILINGS.

INTRODUCTION

    The Compensation Committee of the Board of Directors establishes the general compensation policies of the Company, and establishes the compensation plans and specific compensation levels for executive officers. The Committee strives to ensure that the Company's executive compensation programs will enable the Company to attract and retain key people and motivate them to achieve or exceed certain key objectives of the Company by making individual compensation directly dependent on the Company's achievement of certain financial goals, such as profitability and asset management and by providing rewards for exceeding those goals.

COMPENSATION PROGRAMS

    BASE SALARY. The Committee establishes base salaries for executive officers, normally within ten percent of the average paid for comparable positions at other similarly sized companies as set forth in national and local compensation surveys. Base pay increases vary according to individual contributions to the Company's success and comparisons to similar positions within the Company and at other comparable companies.

    VARIABLE COMPENSATION PLAN. Each executive officer participates in the Variable Compensation Plan which provides for the payment of a quarterly amount determined by a formula based on improvements of pre-tax profits and asset management over preset threshold levels for each operating group or business unit.

    STOCK OPTIONS. The Committee believes that stock options provide additional incentive to officers to work towards maximizing stockholder value. These options are provided through initial grants at or near the date of hire and through subsequent periodic grants. Options granted by the Company to its executive officers and other employees have exercise prices equal to the fair market value at the time of grant. Options vest and become exercisable at such time as determined by the Board. The initial option grant is designed to be competitive with those of comparable companies for the level of the job that the executive holds and is designed to motivate the officer to make the kind of decisions and implement strategies and programs that will contribute to an increase in the Company's stock price over time. Periodic additional stock options within the comparable range for the job are granted to reflect the executives ongoing contributions to the Company, to create an incentive to remain at the Company and to provide a long-term incentive to achieve or exceed the Company's financial goals.

    OTHER. In addition to the foregoing, officers participate in compensation plans available to all employees, such as a quarterly profit sharing plan and participation in both the Company's 401(k) retirement plan and employee stock purchase plan. See "Executive Compensation--Other Employee Benefit Plans."

COMPENSATION OF CHIEF EXECUTIVE OFFICER

    The factors considered by the Compensation Committee in determining the compensation of the Chief Executive Officer, in addition to survey data, include the Company's operating and financial performance, as well as his leadership and establishment and implementation of strategic direction for the Company.


    The Compensation Committee considers stock options to be an important component of the Chief Executive Officer's compensation as a way to reward performance and motivate leadership for long term growth and profitability. In 2000, Mr. Couillaud was granted options to purchase 110,000 shares with an exercise price equal to the fair market value at date of grant ($49.875 per share). 72,000 options subject to this grant become exercisable at the end of three years and 38,000 options subject to this grant become exercisable at the end of four years. The Committee believes that the quantity of shares granted to Mr. Couillaud is consistent with its philosophy of granting options to many management personnel rather than concentrating grants on a few senior executives.


COMPENSATION LIMITATIONS

    Under Section 162(m) of the Internal Revenue Code, adopted in August 1993, and regulations adopted thereunder by the Internal Revenue Service, publicly-held companies may be precluded from deducting certain compensation paid to an executive officer in excess of $1.0 million in a year. The regulations exclude from this limit performance-based compensation and stock options provided certain requirements, such as stockholder approval, are satisfied. The Company plans to take actions, as necessary, to insure that its stock option plans and executive annual cash bonus plans qualify for exclusion.

                                          COMPENSATION COMMITTEE

                                          Jerry E. Robertson
                                          Henry E. Gauthier
                                          John Hart


Dated: January 26, 2001

                         REPORT OF THE AUDIT COMMITTEE

    In accordance with its written charter adopted by the Board of Directors ("Board"), the Audit Committee of the Board ("Committee") assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the Company. During the fiscal year, the Committee met four times, and the Committee chair, as representative of the Committee, discussed the interim financial information contained in each quarterly earnings announcement with the Company's Chief Financial Officer, controller and independent auditors prior to public release.

    In discharging its oversight responsibility as to the audit process, the Committee obtained from the independent auditors a formal written statement describing all relationships between the auditors and the Company that might bear on the auditors' independence consistent with Independence standards Board Standard No. 1, "Independence Discussions with Audit Committees," discussed with the auditors any relationships that may impact their objectivity and independence and satisfied itself as to the auditors' independence. The Committee also discussed with management, the internal auditors and the independent auditors the quality and adequacy of the Company's internal controls and the internal audit function's organization, responsibilities, budget and staffing. The Committee reviewed with both the independent and the internal auditors their audit plans, audit scope and identification of audit risks.

    The Committee discussed and reviewed with the independent auditors all communications required by generally accepted auditing standards, including those described in Statement on Auditing Standards No. 61, as amended, "Communication with Audit Committees" and, with and without management present, discussed and reviewed the results of the independent auditors' examination of the financial statements. The Committee also discussed the results of the internal audit examinations.

    The Committee reviewed the audited financial statements of the Company as of and for the fiscal year ended September 30, 2000 with management and the independent auditors. Management has the responsibility for the preparation of the Company's financial statements and the independent auditors have the responsibility for the examination of those statements.

    Based on the above-mentioned review and discussions with management and the independent auditors, the Committee recommended to the Board that the Company's audited financial statements be included in its Annual Report on Form 10-K for the fiscal year ended September 30, 2000 for filing with the Securities and Exchange Commission. The Committee also recommended the reappointment, subject to shareholder approval, of the independent auditors and the Board concurred in such recommendation.

                                          Respectfully Submitted by:
                                          Charles W. Cantoni
                                          Frank P. Carruba
                                          John H. Hart
                                          Thomas Sloan Nelsen
                                          Jerry Robertson

                        COMPANY STOCK PRICE PERFORMANCE

    The following graph shows a five-year comparison of cumulative total stockholder return, calculated on a dividend reinvestment basis and based on a $100 investment, from September 30, 1995 through September 30, 2000 comparing the return on the Company's Common Stock with the Standard & Poors 500 Stock Index and the Standard & Poors Small Cap 600 Stock Index. No dividends have been declared or paid on the Company's Common Stock during such period. The stock price performance shown on the graph following is not necessarily indicative of future price performance.

                COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN
                              AMONG COHERENT, INC.
                               THE S&P 500 INDEX
                        AND THE S&P SMALL CAP 600 INDEX

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

         COHERENT INC.  S&P 500 INDEX  S&P SMALL CAP 600 INDEX
9/30/95       100.0000       100.0000                 100.0000
9/28/96        96.5753       117.6075                 114.1652
9/27/97       151.7123       162.0917                 154.9810
9/26/98        51.1986       174.0234                 125.0786
10/2/99       122.2603       219.4880                 114.7885
9/30/00       372.6028       245.8052                 179.7865


       FISCAL YEAR END           COHERENT INC.   S&P 500 INDEX   S&P SMALL CAP 600 INDEX
------------------------------   -------------   -------------   -----------------------
           9/30/95                 100.0000         100.0000             100.0000
           9/28/96                  96.5753         117.6075             114.1652
           9/27/97                 151.7123         162.0917             154.9810
           9/26/98                  51.1986         174.0234             125.0786
           10/2/99                 122.2603         219.4880             114.7885
           9/30/00                 372.6028         245.8052             179.7865

                              CERTAIN TRANSACTIONS

    Since the beginning of the Company's last fiscal year, there has not been nor is there currently proposed any transaction or series of similar transactions to which the Company was or is to be a party in which the amount involved exceeds $60,000 and in which any director, executive officer, holder of more than 5% of the Common Stock of the Company or any member of the immediate family of any of the foregoing persons had or will have a direct or indirect material interest other than the transactions described below.

    LOANS TO EXECUTIVE OFFICERS

    The following table sets forth information with respect to all executive officers of the Company who had indebtedness outstanding during the past fiscal year. This indebtedness arose as a result of the delivery of promissory notes in connection with the exercise of stock options.

                                                                                    LARGEST
                                                                                    AMOUNT        BALANCE AT
                                    OUTSTANDING    INTEREST                       OUTSTANDING   SEPTEMBER 30,
NAME                                   LOANS        RATES      MATURITY DATE(S)   DURING 2000        2000
----                                -----------   ----------   ----------------   -----------   --------------
John Ambroseo, PhD...............     $158,688    6.21%            1/12/05          $158,688       $158,688
Bernard J. Couillaud, PhD........       76,500    4.83-6.8%    3/1/04-3/15/05        160,500        160,500
Vittorio Fossati-Bellani, PhD....      411,375    5.96-6.71%   8/31/04-4/28/05       504,188        504,188
Scott H. Miller..................      365,125    4.83-7.1%    3/1/04-5/24/05        400,125        400,125
Robert J. Quillinan..............       99,992    6.8%             2/28/05           212,250         99,992

    All promissory notes are full recourse and are secured by the shares of Common Stock of the Company issued upon exercise of the options. Interest is paid annually.

    See "Election of Directors--Compensation Committee Interlocks and Insider Participation" for a description of Mr. Gauthier's agreement with the Company relating to medical, dental and life insurance.

    INDEMNIFICATION

    The Company has entered into indemnification agreements with each of its directors and officers. Such indemnification agreements require the Company to indemnify its directors and officers to the fullest extent permitted by Delaware law.

    CONFLICT OF INTEREST POLICY

    The Company believes that all transactions with affiliates described above were made on terms no less favorable to the Company than could have been obtained from unaffiliated third parties. The Company's policy is to require that a majority of the independent disinterested outside directors on the Board approve all future transactions between Coherent and its officers, directors, principal stockholders and their affiliates. Such transactions will continue to be on terms no less favorable to the Company than it could obtain from unaffiliated third parties. All future transactions, including loans, between the Company and its officers, directors, principal stockholders and their affiliates will be approved by a majority of the Board, including a majority of the independent and disinterested outside directors, and will continue to be on terms no less favorable to the Company than could be obtained from unaffiliated third parties.

                                 OTHER MATTERS

    The Company knows of no other matters to be submitted to the meeting. If any other matters properly come before the meeting, it is the intention of the persons named in the enclosed form Proxy to vote the shares they represent as the Board of Directors may recommend.


                                                      BY ORDER OF THE BOARD OF DIRECTORS

Dated: February 22, 2001                              /s/ BERNARD J. COUILLAUD
                                                      ------------------------------------------------
                                                      Bernard J. Couillaud
                                                      PRESIDENT AND CHIEF EXECUTIVE OFFICER

                                    CHARTER
                   AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
                                 COHERENT, INC.

I. PURPOSE

    The primary function of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibilities by reviewing: the financial reports and other financial information provided by the Corporation to any government body or the public; the Corporation's system of internal controls regarding finance, accounting, legal compliance and ethics that management and the Board have approved; and the Corporation's auditing, accounting and financial reporting processes generally. Consistent with this function, the Audit Committee should encourage continuous improvement of, and should foster adherence to, the Corporation's policies, procedures and practices at all levels. The Audit Committee's primary duties and responsibilities are to:

    - Serve as an independent and objective party to monitor the Corporation's financial reporting process and internal control system.

    - Review and appraise the audit efforts of the Corporation's independent accountants and internal auditing department.

    - Provide an open venue of communication among the independent accountants, financial and senior management, the internal auditing department, and the Board of Directors.

    - Review and appraise the Corporation's Code of Ethical Conduct and legal compliance matters.

    The Audit Committee will primarily fulfill these responsibilities by carrying out the activities enumerated in Section II of this Charter.

II. RESPONSIBILITIES AND DUTIES

    To fulfill its responsibilities and duties the Audit Committee shall:

DOCUMENTS/REPORTS REVIEW

1. Review and update this Charter periodically, at least annually, as conditions dictate.

2. Review the organization's annual financial statements and any reports or other financial information submitted to any government body, or the public, including certification, report, opinion or review rendered by the independent accounts.

3. Review the regular internal reports to management prepared by the internal auditing department and management's response.

4. Review with financial management the 10-Q prior to its filing or prior to the release of earnings to the public. The Chair of the Committee or a delegate may represent the entire committee for purposes of this review, conducting the review in person or by phone.

INDEPENDENT ACCOUNTANTS

5. Recommend to the Board of Directors the selection of the independent accountants, considering independence and effectiveness and approve the fees and other compensation to be paid to the independent accountants. On an annual basis, the Committee should review and discuss with the accountants all significant relationships the accountants have with the Corporation to determine the accountant's independence.

6. Review the performance of the independent accountants and approve any proposed discharge of the independent accountants when circumstances warrant

7. Periodically consult with the independent accountants out of the presence of management about internal controls and the fullness and accuracy of the organization's financial statements.

FINANCIAL REPORTING PROCESS

8. In consultation with the independent accountants and the internal auditors, review the integrity of the organization's financial reporting process, both internal and external.

9. Consider the independent accountant's judgements about the quality and appropriateness of the Corporation's accounting principles as applied in its financial reporting.

10. Consider and approve, if appropriate, major change to the Corporation's auditing principles and practices as suggested by the independent accountants, management, or the internal auditing department.

PROCESS IMPROVEMENT

11. Establish regular and separate systems of reporting to the Audit Committee by each of management, the independent accountants and the internal auditors regarding any significant judgement made in management's preparation of the financial statements and the view of each as to appropriateness of such judgements.

12. Following completion of the annual audit, review separately with each of management, the independent accountants and the internal auditing department any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information.

13. Review any significant disagreement among management and the independent accountants or the internal auditing department in connection with the preparation of the financial statements.

14. Review with the independent accountants, the internal auditing department and management the extent to which changes or improvements in financial or accounting practices, as approved by the Audit committee, have been implemented. (This review should be conducted at an appropriate time subsequent to implementation of changes or improvements, as decided by the Committee).

ETHICAL AND LEGAL COMPLIANCE

15. Review and update periodically (at least annually) the Corporation's Code of Ethical Conduct and ensure that management has established a system to enforce this Code.

16. Review management's monitoring of the Corporation's compliance with the organization's Ethical Code, and ensure that management has the proper review system in place to ensure that Corporation's financial statements, reports and other financial information disseminated to governmental organizations, and the public satisfy legal requirements.

17. Review activities, organizational structure, and qualifications of the internal audit department.

18. Review, with the organization's in-house counsel, legal compliance matters including corporate securities trading policies.

19. Review, with the organization's counsel, any legal matter that could have a significant impact on the organization's financial statements.

20. Perform any other activities consistent with this Charter, the Corporation's By-laws and governing law, as the Committee or the Board deems necessary or appropriate.

III. COMPOSITION

    The Audit Committee shall be comprised of three or more directors as determined by the Board, each of whom shall be independent directors, and free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgement as a member of the Committee. All members of the Committee shall have a working familiarity with basic finance and accounting practices, and at least one member of the Committee shall have accounting or related financial management competency. The board of Directors shall have the discretion to determine members' conformity to these qualifications. Committee members may enhance their familiarity with finance and accounting by participating in educational programs conducted by the Corporation or and outside consultant.

    The members of the Committee shall be elected by the Board at the annual organizational meeting of the Board or until their successors shall be duly elected and qualified. Unless a Chair is elected by the full Board, the members of the Committee may designate a Chair by majority vote of the full Committee membership.


IV. MEETINGS AND MINUTES


    The Committee shall meet at least four times annually, or more frequently as circumstances dictate. As part of its job to foster open communication, the Committee should meet at least annually with management, the director of the internal auditing department, and the independent accountants in separate executive sessions to discuss any matters that the Committee or each of its groups believe should be discussed privately. In addition, the Committee, or at least its Chair or delegate should meet in person or by phone with the independent accountants and management quarterly to review the Corporation's financials consistent with II.4 of this Charter.

    The Committee's Chair shall appoint a member of the Committee or an employee of the Company to keep regular minutes of Committee proceedings.

                                 COHERENT, INC.

                                 1995 STOCK PLAN


    1.   PURPOSES OF THE PLAN.  The purposes of this Stock Plan are:

         - to attract and retain the best available personnel for positions of substantial responsibility,

         -  to provide additional incentive to Employees and Consultants, and

         -  to promote the success of the Company's business.

Options granted under the Plan may be Incentive Stock Options or Nonstatutory Stock Options, as determined by the Administrator at the time of grant. Stock Purchase Rights may also be granted under the Plan.

    2.   DEFINITIONS.  As used herein, the following definitions shall apply:

         (a) "ADMINISTRATOR" means the Board or any of its Committees as shall be administering the Plan, in accordance with Section 4 of the Plan.

         (b) "APPLICABLE LAWS" means the legal requirements relating to the administration of stock option plans under state corporate and securities laws and the Code.

         (c)    "BOARD" means the Board of Directors of the Company.

         (d)    "CODE" means the Internal Revenue Code of 1986, as amended.

         (e) "COMMITTEE" means a Committee appointed by the Board in accordance with Section 4 of the Plan.

         (f)    "COMMON STOCK" means the Common Stock of the Company.

         (g)    "COMPANY" means Coherent, Inc., a California corporation.

         (h) "CONSULTANT" means any person, including an advisor, engaged by the Company or a Parent or Subsidiary to render services and who is compensated for such services. The term "Consultant" shall not include Directors who are paid only a director's fee by the Company or who are not compensated by the Company for their services as Directors.

         (i) "CONTINUOUS STATUS AS AN EMPLOYEE OR CONSULTANT" means that the employment or consulting relationship with the Company, any Parent, or Subsidiary, is not interrupted or terminated. Continuous Status as an Employee or Consultant shall not be considered interrupted in the case of

(i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company, its Parent, any Subsidiary, or any successor. A leave of absence approved by the Company shall include sick leave, military leave, or any other personal leave approved by an authorized representative of the Company. For purposes of Incentive Stock Options, no such leave may exceed ninety days, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, on the 181st day of such leave any Incentive Stock Option held by the Optionee shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Nonstatutory Stock Option.

         (j)    "DIRECTOR" means a member of the Board.


         (k)    "DISABILITY" means total and permanent disability as defined in
Section 22(e)(3) of the Code.

         (l) "EMPLOYEE" means any person, including Officers and Directors, employed by the Company or any Parent or Subsidiary of the Company. Neither service as a Director nor payment of a director's fee by the Company shall be sufficient to constitute "employment" by the Company.

         (m) "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

         (n) "FAIR MARKET VALUE" means, as of any date, the value of Common Stock determined as follows:

                (i) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market or The Nasdaq SmallCap Market of The Nasdaq Stock Market, the Fair Market Value of a Share of Common Stock shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such system or exchange (or the exchange with the greatest volume of trading in Common Stock) on the last market trading day prior to the day of determination, as reported in THE WALL STREET JOURNAL or such other source as the Administrator deems reliable;

                (ii) If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share of Common Stock shall be the mean between the high bid and low asked prices for the Common Stock on the last market trading day prior to the day of determination, as reported in THE WALL STREET JOURNAL or such other source as the Administrator deems reliable;

                (iii) In the absence of an established market for the Common Stock, the Fair Market Value shall be determined in good faith by the Administrator.

         (o) "INCENTIVE STOCK OPTION" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

         (p) "NONSTATUTORY STOCK OPTION" means an Option not intended to qualify as an Incentive Stock Option.

         (q) "NOTICE OF GRANT" means a written notice evidencing certain terms and conditions of an individual Option or Stock Purchase Right grant. The Notice of Grant is part of the Option Agreement.

         (r) "OFFICER" means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

         (s)    "OPTION" means a stock option granted pursuant to the Plan.

         (t) "OPTION AGREEMENT" means a written agreement between the Company and an Optionee evidencing the terms and conditions of an individual Option grant. The Option Agreement is subject to the terms and conditions of the Plan.

         (u) "OPTION EXCHANGE PROGRAM" means a program whereby outstanding options are surrendered in exchange for options with a lower exercise price.

         (v) "OPTIONED STOCK" means the Common Stock subject to an Option or Stock Purchase Right.

         (w) "OPTIONEE" means an Employee or Consultant who holds an outstanding Option or Stock Purchase Right.

         (x) "PARENT" means a "parent corporation", whether now or hereafter existing, as defined in Section 424(e) of the Code.

         (y)    "PLAN" means this 1995 Stock Plan.

         (z) "RESTRICTED STOCK" means shares of Common Stock acquired pursuant to a grant of Stock Purchase Rights under Section 11 below.

         (aa) "RESTRICTED STOCK PURCHASE AGREEMENT" means a written agreement between the Company and the Optionee evidencing the terms and restrictions applying to stock purchased under a Stock Purchase Right. The Restricted Stock Purchase Agreement is subject to the terms and conditions of the Plan and the Notice of Grant.

         (bb) "RULE 16B-3" means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.

         (cc) "SECTION 16(B)" means Section 16(b) of the Securities Exchange Act of 1934, as amended.

         (dd) "SHARE" means a share of the Common Stock, as adjusted in accordance with Section 13 of the Plan.

         (ee) "STOCK PURCHASE RIGHT" means the right to purchase Common Stock pursuant to Section 11 of the Plan, as evidenced by a Notice of Grant.

         (ff) "SUBSIDIARY" means a "subsidiary corporation", whether now or hereafter existing, as defined in Section 424(f) of the Code.

    3. STOCK SUBJECT TO THE PLAN. Subject to the provisions of Section 13 of the Plan, the maximum aggregate number of Shares which may be optioned and sold under the Plan is ten million five hundred thousand (10,500,000) Shares. The Shares may be authorized, but unissued, or reacquired Common Stock.

         If an Option or Stock Purchase Right expires or becomes unexercisable without having been exercised in full, or is surrendered pursuant to an Option Exchange Program, the unpurchased Shares which were subject thereto shall become available for future grant or sale under the Plan (unless the Plan has terminated); PROVIDED, however, that Shares that have actually been issued under the Plan, whether upon exercise of an Option or Right, shall not be returned to the Plan and shall not become available for future distribution under the Plan, except that if Shares of Restricted Stock are repurchased by the Company at their original purchase price, and the original purchaser of such Shares did not receive any benefits of ownership of such Shares, such Shares shall become available for future grant under the Plan. For purposes of the preceding sentence, voting rights shall not be considered a benefit of Share ownership.

    4.   ADMINISTRATION OF THE PLAN.

         (a)    PROCEDURE.

                (i) MULTIPLE ADMINISTRATIVE BODIES. If permitted by Rule 16b-3, the Plan may be administered by different bodies with respect to Directors, Officers who are not Directors, and Employees who are neither Directors nor Officers.

                (ii) ADMINISTRATION WITH RESPECT TO DIRECTORS AND OFFICERS SUBJECT TO SECTION 16(B). With respect to Option or Stock Purchase Right grants made to Employees who are also Officers or Directors subject to Section 16(b) of the Exchange Act, the Plan shall be administered by (A) the Board, if the Board may administer the Plan in a manner complying with the rules under Rule

16b-3 relating to the disinterested administration of employee benefit plans under which Section 16(b) exempt discretionary grants and awards of equity securities are to be made, or (B) a committee designated by the Board to administer the Plan, which committee shall be constituted to comply with the rules under Rule 16b-3 relating to the disinterested administration of employee benefit plans under which Section 16(b) exempt discretionary grants and awards of equity securities are to be made. Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board. From time to time the Board may increase the size of the Committee and appoint additional members, remove members (with or without cause) and substitute new members, fill vacancies (however caused), and remove all members of the Committee and thereafter directly administer the Plan, all to the extent permitted by the rules under Rule 16b-3 relating to the disinterested administration of employee benefit plans under which Section 16(b) exempt discretionary grants and awards of equity securities are to be made.

                (iii) ADMINISTRATION WITH RESPECT TO OTHER PERSONS. With respect to Option or Stock Purchase Right grants made to Employees or Consultants who are neither Directors nor Officers of the Company, the Plan shall be administered by (A) the Board or (B) a committee designated by the Board, which committee shall be constituted to satisfy Applicable Laws. Once appointed, such Committee shall serve in its designated capacity until otherwise directed by the Board. The Board may increase the size of the Committee and appoint additional members, remove members (with or without cause) and substitute new members, fill vacancies (however caused), and remove all members of the Committee and thereafter directly administer the Plan, all to the extent permitted by Applicable Laws.

         (b) POWERS OF THE ADMINISTRATOR. Subject to the provisions of the Plan, and in the case of a Committee, subject to the specific duties delegated by the Board to such Committee, the Administrator shall have the authority, in its discretion:

                (i) to determine the Fair Market Value of the Common Stock, in accordance with Section 2(n) of the Plan;

                (ii) to select the Consultants and Employees to whom Options and Stock Purchase Rights may be granted hereunder;

                (iii) to determine whether and to what extent Options and Stock Purchase Rights or any combination thereof, are granted hereunder;

                (iv) to determine the number of shares of Common Stock to be covered by each Option and Stock Purchase Right granted hereunder;

                (v)      to approve forms of agreement for use under the Plan;

                (vi) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any award granted hereunder. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Options or Stock Purchase Rights may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Option or Stock Purchase Right or the shares of Common Stock relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine;

                (vii) to reduce the exercise price of any Option or Stock Purchase Right to the then current Fair Market Value if the Fair Market Value of the Common Stock covered by such Option or Stock Purchase Right shall have declined since the date the Option or Stock Purchase Right was granted;

                (viii) to construe and interpret the terms of the Plan and awards granted pursuant to the Plan;

                (ix) to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of qualifying for preferred tax treatment under foreign tax laws;

                (x) to modify or amend each Option or Stock Purchase Right (subject to Section 15(c) of the Plan), including the discretionary authority to extend the post-termination exercisability period of Options longer than is otherwise provided for in the Plan;

                (xi) to authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Option or Stock Purchase Right previously granted by the Administrator;

                (xii)    to institute an Option Exchange Program;

                (xiii) to determine the terms and restrictions applicable to Options and Stock Purchase Rights and any Restricted Stock; and

                (xiv) to make all other determinations deemed necessary or advisable for administering the Plan.

         (c) EFFECT OF ADMINISTRATOR'S DECISION. The Administrator's decisions, determinations and interpretations shall be final and binding on all Optionees and any other holders of Options or Stock Purchase Rights.

    5. ELIGIBILITY. Nonstatutory Stock Options and Stock Purchase Rights may be granted to Employees and Consultants. Incentive Stock Options may be granted only to Employees. If otherwise eligible, an Employee or Consultant who has been granted an Option or Stock Purchase Right may be granted additional Options or Stock Purchase Rights.

    6.   LIMITATIONS.

         (a) Each Option shall be designated in the written option agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Optionee during any calendar year (under all plans of the Company and any Parent or Subsidiary) exceeds $100,000, such Options shall be treated as Nonstatutory Stock Options. For purposes of this
Section 6(a), Incentive Stock Options shall be taken into account in the order in which they were granted. The Fair Market Value of the Shares shall be determined as of the time the Option with respect to such Shares is granted.

         (b) Neither the Plan nor any Option or Stock Purchase Right shall confer upon an Optionee any right with respect to continuing the Optionee's employment or consulting relationship with the Company, nor shall they interfere in any way with the Optionee's right or the Company's right to terminate such employment or consulting relationship at any time, with or without cause.

         (c) The following limitations shall apply to grants of Options and Stock Purchase Rights to Employees:

                (i) No Employee shall be granted, in any fiscal year of the Company, Options and Stock Purchase Rights to purchase more than 250,000 Shares.

                (ii) In connection with his or her initial employment, an Employee may be granted Options and Stock Purchase Rights to purchase up to an additional 250,000 Shares which shall not count against the limit set forth in subsection (i) above.

                (iii) The foregoing limitations shall be adjusted proportionately in connection with any change in the Company's capitalization as described in Section 13.

                (iv) If an Option or Stock Purchase Right is cancelled in the same fiscal year of the Company in which it was granted (other than in connection with a transaction described in Section 13), the cancelled Option or Stock Purchase Right will be counted against the limits set forth in subsections
(i) and (ii) above. For this purpose, if the exercise price of an Option or Stock Purchase Right is reduced, the transaction will be treated as a cancellation of the Option or Stock Purchase Right and the grant of a new Option or Stock Purchase Right.

    7. TERM OF PLAN. Subject to Section 19 of the Plan, the Plan shall become effective upon the earlier to occur of its adoption by the Board or its approval by the shareholders of the Company as described in Section 19 of the Plan. It shall continue in effect for a term of ten (10) years unless terminated earlier under Section 15 of the Plan.

    8. TERM OF OPTION. The term of each Option shall be stated in the Notice of Grant; provided, however, that in the case of an Incentive Stock Option, the term shall be ten (10) years from the date of grant or such shorter term as may be provided in the Notice of Grant. Moreover, in the case of an Incentive Stock Option granted to an Optionee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Incentive Stock Option shall be five (5) years from the date of grant or such shorter term as may be provided in the Notice of Grant.

    9.   OPTION EXERCISE PRICE AND CONSIDERATION.

         (a) EXERCISE PRICE. The per share exercise price for the Shares to be issued pursuant to exercise of an Option shall be determined by the Administrator, subject to the following:

               (i) An incentive stock Option granted to an Employee who, at the time such Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant.

               (ii) An option granted to any Employee other than an Employee described in paragraph (i) immediately above, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

         (b) WAITING PERIOD AND EXERCISE DATES. At the time an Option is granted, the Administrator shall fix the period within which the Option may be exercised and shall determine any conditions which must be satisfied before the Option may be exercised. In so doing, the Administrator may specify that an Option may not be exercised until the completion of a service period.

         (c) FORM OF CONSIDERATION. The Administrator shall determine the acceptable form of consideration for exercising an Option, including the method of payment. In the case of an Incentive Stock Option, the Administrator shall determine the acceptable form of consideration at the time of grant. Such consideration may consist entirely of:

                (i)      cash;

                (ii)     check;

                (iii)    promissory note;

                (iv) other Shares which (A) in the case of Shares acquired upon exercise of an option, have been owned by the Optionee for more than six months on the date of surrender, and (B) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised;

                (v) delivery of a properly executed exercise notice together with such other documentation as the Administrator and the broker, if applicable, shall require to effect an exercise of the Option and delivery to the Company of the sale or loan proceeds required to pay the exercise price;

                (vi) a reduction in the amount of any Company liability to the Optionee, including any liability attributable to the Optionee's participation in any Company-sponsored deferred compensation program or arrangement;

                (vii)    any combination of the foregoing methods of payment; or

                (viii) such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Laws.

    10.  EXERCISE OF OPTION.

         (a) PROCEDURE FOR EXERCISE; RIGHTS AS A SHAREHOLDER. Any Option granted hereunder shall be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the Option Agreement.

                An Option may not be exercised for a fraction of a Share.

                An Option shall be deemed exercised when the Company receives:
(i) written notice of exercise (in accordance with the Option Agreement) from the person entitled to exercise the Option, and (ii) full payment for the Shares with respect to which the Option is exercised. Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Option Agreement and the Plan. Shares issued upon exercise of an Option shall be issued in the name of the Optionee or, if requested by the Optionee, in the name of the Optionee and his or her spouse. Until the stock certificate evidencing such Shares is issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such stock certificate promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 13 of the Plan.

                Exercising an Option in any manner shall decrease the number of Shares thereafter available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

         (b) TERMINATION OF EMPLOYMENT OR CONSULTING RELATIONSHIP. Upon termination of an Optionee's Continuous Status as an Employee or Consultant, other than upon the Optionee's death or Disability, the Optionee may exercise his or her Option, but only within such period of time as is specified in the Notice of Grant, and only to the extent that the Optionee was entitled to exercise it at the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Notice of Grant). In the absence of a specified time in the Notice of Grant, the Option shall remain exercisable for three (3) months following the Optionee's termination. In the case of an Incentive Stock Option, such period of time for exercise shall not exceed three (3) months from the date of termination. If, on the date of termination, the Optionee is not entitled to exercise the Optionee's entire Option, the Shares covered by the unexercisable portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified by the Administrator, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

         Notwithstanding the above, in the event of an Optionee's change in status from Consultant to Employee or Employee to Consultant, an Optionee's Continuous Status as an Employee or Consultant shall not automatically terminate solely as a result of such change in status. However, in such event, an Incentive Stock Option held by the Optionee shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Nonstatutory Stock Option three months and one day following such change of status.

         (c) DISABILITY OF OPTIONEE. In the event that an Optionee's Continuous Status as an Employee or Consultant terminates as a result of the Optionee's Disability, the Optionee may exercise his or her Option at any time within twelve (12) months from the date of such termination, but only to the extent that the Optionee was entitled to exercise it at the date of such termination (but in no event later than the expiration of the term of such Option as set forth in the Notice of Grant). If, at the date of termination, the Optionee is not entitled to exercise his or her entire Option, the Shares covered by the unexercisable portion of the Option shall revert to the Plan.
If, after termination, the Optionee does not exercise his or her Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

         (d) DEATH OF OPTIONEE. In the event of the death of an Optionee, the Option may be exercised at any time within twelve (12) months following the date of death (but in no event later than the expiration of the term of such Option as set forth in the Notice of Grant), by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent that the Optionee was entitled to exercise the Option at the date of death. If, at the time of death, the Optionee was not entitled to exercise his or her entire Option, the Shares covered by the unexercisable portion of the Option shall immediately revert to the Plan. If, after death, the Optionee's estate or a person who acquired the right to exercise the Option by bequest or inheritance does not exercise the Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

         (e) RULE 16b-3. Options granted to individuals subject to Section 16 of the Exchange Act ("Insiders") must comply with the applicable provisions of Rule 16b-3 and shall contain such additional conditions or restrictions as may be required thereunder to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

    11.  STOCK PURCHASE RIGHTS.

         (a) RIGHTS TO PURCHASE. Stock Purchase Rights may be issued either alone, in addition to, or in tandem with other awards granted under the Plan and/or cash awards made outside of the Plan. After the Administrator determines that it will offer Stock Purchase Rights under the Plan, it shall advise the offeree in writing, by means of a Notice of Grant, of the terms, conditions and restrictions related to the offer, including the number of Shares that the offeree shall be entitled to purchase, the price to be paid, and the time within which the offeree must accept such offer, which shall in no event exceed six (6) months from the date upon which the Administrator made the determination to grant the Stock Purchase Right. The offer shall be accepted by execution of a Restricted Stock Purchase Agreement in the form determined by the Administrator.

         (b) REPURCHASE OPTION. Unless the Administrator determines otherwise, the Restricted Stock Purchase Agreement shall grant the Company a repurchase option exercisable upon the voluntary or involuntary termination of the purchaser's employment with the Company for any reason (including death or Disability). The purchase price for Shares repurchased pursuant to the Restricted Stock purchase agreement shall be the original price paid by the purchaser and may be paid by cancellation of any indebtedness of the purchaser to the Company. The repurchase option shall lapse at a rate determined by the Administrator.

         (c) RULE 16b-3. Stock Purchase Rights granted to Insiders, and Shares purchased by Insiders in connection with Stock Purchase Rights, shall be subject to any restrictions applicable thereto in compliance with Rule 16b-3. An Insider may only purchase Shares pursuant to the grant of a Stock Purchase Right, and may only sell Shares purchased pursuant to the grant of a Stock Purchase Right, during such time or times as are permitted by Rule 16b-3.

         (d) OTHER PROVISIONS. The Restricted Stock Purchase Agreement shall contain such other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Administrator in its sole discretion. In addition, the provisions of Restricted Stock Purchase Agreements need not be the same with respect to each purchaser.

         (e) RIGHTS AS A SHAREHOLDER. Once the Stock Purchase Right is exercised, the purchaser shall have the rights equivalent to those of a shareholder, and shall be a shareholder when his or her purchase is entered upon the records of the duly authorized transfer agent of the Company.

No adjustment will be made for a dividend or other right for which the record date is prior to the date the Stock Purchase Right is exercised, except as provided in Section 13 of the Plan.

    12. NON-TRANSFERABILITY OF OPTIONS AND STOCK PURCHASE RIGHTS. An Option or Stock Purchase Right may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee.

    13. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION, DISSOLUTION, MERGER OR ASSET SALE.

         (a) CHANGES IN CAPITALIZATION. Subject to any required action by the shareholders of the Company, the number of shares of Common Stock covered by each outstanding Option and Stock Purchase Right, and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Options or Stock Purchase Rights have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option or Stock Purchase Right, as well as the price per share of Common Stock covered by each such outstanding Option or Stock Purchase Right, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option or Stock Purchase Right.

         (b) DISSOLUTION OR LIQUIDATION. In the event of the proposed dissolution or liquidation of the Company, to the extent that an Option or Stock Purchase Right has not been previously exercised, it will terminate immediately prior to the consummation of such proposed action. The Board may, in the exercise of its sole discretion in such instances, declare that any Option or Stock Purchase Right shall terminate as of a date fixed by the Board and give each Optionee the right to exercise his or her Option or Stock Purchase Right as to all or any part of the Optioned Stock, including Shares as to which the Option or Stock Purchase Right would not otherwise be exercisable.

         (c) MERGER OR ASSET SALE. In the event of a merger of the Company with or into another corporation, or the sale of substantially all of the assets of the Company, each outstanding Option and Stock Purchase Right shall be assumed or an equivalent option or right substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. In the event that the successor corporation refuses to assume or substitute for the Option or Stock Purchase Right, the Optionee shall have the right to exercise the Option or Stock Purchase Right as to all of the Optioned Stock, including Shares as to which it would not otherwise be exercisable. If an Option or Stock

Purchase Right is exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Administrator shall notify the Optionee that the Option or Stock Purchase Right shall be fully exercisable for a period of fifteen (15) days from the date of such notice, and the Option or Stock Purchase Right shall terminate upon the expiration of such period. For the purposes of this paragraph, the Option or Stock Purchase Right shall be considered assumed if, following the merger or sale of assets, the option or right confers the right to purchase or receive, for each Share of Optioned Stock subject to the Option or Stock Purchase Right immediately prior to the merger or sale of assets, the consideration (whether stock, cash, or other securities or property) received in the merger or sale of assets by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger or sale of assets was not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Option or Stock Purchase Right, for each Share of Optioned Stock subject to the Option or Stock Purchase Right, to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the merger or sale of assets.

    14. DATE OF GRANT. The date of grant of an Option or Stock Purchase Right shall be, for all purposes, the date on which the Administrator makes the determination granting such Option or Stock Purchase Right, or such other later date as is determined by the Administrator. Notice of the determination shall be provided to each Optionee within a reasonable time after the date of such grant.

    15.  AMENDMENT AND TERMINATION OF THE PLAN.

         (a) AMENDMENT AND TERMINATION. The Board may at any time amend, alter, suspend or terminate the Plan.

         (b) SHAREHOLDER APPROVAL. The Company shall obtain shareholder approval of any Plan amendment to the extent necessary and desirable to comply with Rule 16b-3 or with Section 422 of the Code (or any successor rule or statute or other applicable law, rule or regulation, including the requirements of any exchange or quotation system on which the Common Stock is listed or quoted). Such shareholder approval, if required, shall be obtained in such a manner and to such a degree as is required by the applicable law, rule or regulation.

         (c) EFFECT OF AMENDMENT OR TERMINATION. No amendment, alteration, suspension or termination of the Plan shall impair the rights of any Optionee, unless mutually agreed otherwise between the Optionee and the Administrator, which agreement must be in writing and signed by the Optionee and the Company.

    16.  CONDITIONS UPON ISSUANCE OF SHARES.

         (a) LEGAL COMPLIANCE. Shares shall not be issued pursuant to the exercise of an Option or Stock Purchase Right unless the exercise of such Option or Stock Purchase Right and the issuance and delivery of such Shares shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, Applicable Laws, and the requirements of any stock exchange or quotation system upon which the Shares may then be listed or quoted, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

         (b) INVESTMENT REPRESENTATIONS. As a condition to the exercise of an Option or Stock Purchase Right, the Company may require the person exercising such Option or Stock Purchase Right to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

    17.  LIABILITY OF COMPANY.

         (a) INABILITY TO OBTAIN AUTHORITY. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

         (b) GRANTS EXCEEDING ALLOTTED SHARES. If the Optioned Stock covered by an Option or Stock Purchase Right exceeds, as of the date of grant, the number of Shares which may be issued under the Plan without additional shareholder approval, such Option or Stock Purchase Right shall be void with respect to such excess Optioned Stock, unless shareholder approval of an amendment sufficiently increasing the number of Shares subject to the Plan is timely obtained in accordance with Section 15(b) of the Plan.

    18. RESERVATION OF SHARES. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

    19. SHAREHOLDER APPROVAL. Continuance of the Plan shall be subject to approval by the shareholders of the Company within twelve (12) months before or after the date the Plan is adopted. Such shareholder approval shall be obtained in the manner and to the degree required under applicable federal and state law.

                                 COHERENT, INC.

                                 1995 STOCK PLAN

                             STOCK OPTION AGREEMENT


    Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Option Agreement.

I.  NOTICE OF STOCK OPTION GRANT

[Optionee's Name and Address]

    You have been granted an option to purchase Common Stock of the Company, subject to the terms and conditions of the Plan and this Option Agreement, as follows:

    Grant Number                        _________________________

    Date of Grant                       _________________________

    Vesting Commencement Date           _________________________

    Exercise Price per Share            $________________________

    Total Number of Shares Granted      _________________________

    Total Exercise Price                $________________________

    Type of Option:                     ___  Incentive Stock Option

                                        ___  Nonstatutory Stock Option

    Term/Expiration Date:               _________________________


  VESTING SCHEDULE:

    This Option may be exercised, in whole or in part, in accordance with the following schedule:

    [25% of the Shares subject to the Option shall vest twelve months after the Vesting Commencement Date, and 1/48 of the Shares subject to the Option shall vest each month thereafter].

    TERMINATION PERIOD:

    This Option may be exercised for _____ [days/months] after termination of the Optionee's employment or consulting relationship with the Company. Upon the death or Disability of the Optionee, this Option may be exercised for such longer period as provided in the Plan. In the event of the Optionee's change in status from Employee to Consultant or Consultant to Employee, this Option Agreement shall remain in effect. In no event shall this Option be exercised later than the Term/Expiration Date as provided above.

II.  AGREEMENT

    1. GRANT OF OPTION. The Plan Administrator of the Company hereby grants to the Optionee named in the Notice of Grant attached as Part I of this Agreement (the "Optionee") an option (the "Option") to purchase the number of Shares, as set forth in the Notice of Grant, at the exercise price per share set forth in the Notice of Grant (the "Exercise Price"), subject to the terms and conditions of the Plan, which is incorporated herein by reference. Subject to
Section 15(c) of the Plan, in the event of a conflict between the terms and conditions of the Plan and the terms and conditions of this Option Agreement, the terms and conditions of the Plan shall prevail.

         If designated in the Notice of Grant as an Incentive Stock Option ("ISO"), this Option is intended to qualify as an Incentive Stock Option under
Section 422 of the Code. However, if this Option is intended to be an Incentive Stock Option, to the extent that it exceeds the $100,000 rule of Code Section 422(d) it shall be treated as a Nonstatutory Stock Option ("NSO").

    2.   EXERCISE OF OPTION.

         (a) RIGHT TO EXERCISE. This Option is exercisable during its term in accordance with the Vesting Schedule set out in the Notice of Grant and the applicable provisions of the Plan and this Option Agreement. In the event of Optionee's death, Disability or other termination of Optionee's employment or consulting relationship, the exercisability of the Option is governed by the applicable provisions of the Plan and this Option Agreement.

         (b) METHOD OF EXERCISE. This Option is exercisable by delivery of an exercise notice, in the form attached as Exhibit A (the "Exercise Notice"), which shall state the election to exercise the Option, the number of Shares in respect of which the Option is being exercised (the "Exercised Shares"), and such other representations and agreements as may be required by the Company pursuant to the provisions of the Plan. The Exercise Notice shall be signed by the Optionee and shall be delivered in person or by certified mail to the Secretary of the Company. The Exercise Notice shall be accompanied by payment of the aggregate Exercise Price as to all Exercised Shares. This Option shall be deemed to be exercised upon receipt by the Company of such fully executed Exercise Notice accompanied by such aggregate Exercise Price.

         No Shares shall be issued pursuant to the exercise of this Option unless such issuance and exercise complies with all relevant provisions of law and the requirements of any stock exchange or quotation service upon which the Shares are then listed. Assuming such compliance, for income tax purposes the Exercised Shares shall be considered transferred to the Optionee on the date the Option is exercised with respect to such Exercised Shares.

    3. METHOD OF PAYMENT. Payment of the aggregate Exercise Price shall be by any of the following, or a combination thereof, at the election of the Optionee:

         (a)    cash;

         (b)    check;

         (c) delivery of a properly executed exercise notice together with such other documentation as the Administrator and the broker, if applicable, shall require to effect an exercise of the Option and delivery to the Company of the sale or loan proceeds required to pay the exercise price; or

         (d) surrender of other Shares which (i) in the case of Shares acquired upon exercise of an option, have been owned by the Optionee for more than six (6) months on the date of surrender, AND (ii) have a Fair Market Value on the date of surrender equal to the aggregate Exercise Price of the Exercised Shares.

    4. NON-TRANSFERABILITY OF OPTION. This Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of Optionee only by the Optionee. The terms of the Plan and this Option Agreement shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

    5. TERM OF OPTION. This Option may be exercised only within the term set out in the Notice of Grant, and may be exercised during such term only in accordance with the Plan and the terms of this Option Agreement.

    6. TAX CONSEQUENCES. Some of the federal and California tax consequences relating to this Option, as of the date of this Option, are set forth below. THIS SUMMARY IS NECESSARILY INCOMPLETE, AND THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE. THE OPTIONEE SHOULD CONSULT A TAX ADVISER BEFORE EXERCISING THIS OPTION OR DISPOSING OF THE SHARES.

         (a)    EXERCISING THE OPTION.

                (i) NONSTATUTORY STOCK OPTION. The Optionee may incur regular federal income tax and California income tax liability upon exercise of a NSO. The Optionee will be treated as having received compensation income (taxable at ordinary income tax rates) equal to the excess, if any, of the Fair Market Value of the Exercised Shares on the date of exercise over their aggregate Exercise Price. If the Optionee is an Employee or a former Employee, the Company will be required to withhold from his or her compensation or collect from Optionee and pay to the applicable taxing authorities an amount in cash equal to a percentage of this compensation income at the time of exercise, and may refuse to honor the exercise and refuse to deliver Shares if such withholding amounts are not delivered at the time of exercise.

                (ii) INCENTIVE STOCK OPTION. If this Option qualifies as an ISO, the Optionee will have no regular federal income tax or California income tax liability upon its exercise, although the excess, if any, of the Fair Market Value of the Exercised Shares on the date of exercise over their aggregate Exercise Price will be treated as an adjustment to alternative minimum taxable income for federal tax purposes and may subject the Optionee to alternative minimum tax in the year of exercise. In the event that the Optionee undergoes a change of status from Employee to Consultant, any Incentive Stock Option of the Optionee that remains unexercised shall cease to qualify as an Incentive Stock Option and will be treated for tax purposes as a Nonstatutory Stock Option on the ninety-first (91st) day following such change of status.

         (b)    DISPOSITION OF SHARES.

                (i) NSO. If the Optionee holds NSO Shares for at least one year, any gain realized on disposition of the Shares will be treated as long-term capital gain for federal income tax purposes.

                (ii) ISO. If the Optionee holds ISO Shares for at least one year after exercise and two years after the grant date, any gain realized on disposition of the Shares will be treated as long-term capital gain for federal income tax purposes. If the Optionee disposes of ISO Shares within one year after exercise or two years after the grant date, any gain realized on such disposition will be treated as compensation income (taxable at ordinary income rates) to the extent of the excess, if any, of the lesser of (A) the difference between the Fair Market Value of the Shares acquired on the date of exercise and the aggregate Exercise Price, or (B) the difference between the sale price of such Shares and the aggregate Exercise Price.

         (c) NOTICE OF DISQUALIFYING DISPOSITION OF ISO SHARES. If the Optionee sells or otherwise disposes of any of the Shares acquired pursuant to an ISO on or before the later of (i) two years after the grant date, or (ii) one year after the exercise date, the Optionee shall immediately notify the Company in writing of such disposition. The Optionee agrees that he or she may be subject to income tax withholding by the Company on the compensation income recognized from such early disposition of ISO Shares by payment in cash or out of the current earnings paid to the Optionee.

    7. ENTIRE AGREEMENT; GOVERNING LAW. The Plan is incorporated herein by reference. The Plan and this Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof, and may not be modified adversely to the Optionee's interest except by means of a writing signed by the Company and Optionee. This agreement is governed by California law except for that body of law pertaining to conflict of laws.

    By your signature and the signature of the Company's representative below, you and the Company agree that this Option is granted under and governed by the terms and conditions of the Plan and this Option Agreement. Optionee has reviewed the Plan and this Option Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option Agreement and fully understands all provisions of the Plan and Option Agreement. Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions relating to the Plan and Option Agreement. Optionee further agrees to notify the Company upon any change in the residence address indicated below.

OPTIONEE:                          COHERENT, INC.



____________________________________    By:____________________________________
Signature

____________________________________    Title:_________________________________
Print Name

____________________________________
Residence Address

____________________________________

                                    EXHIBIT A

                                 1995 STOCK PLAN

                                 EXERCISE NOTICE


Coherent, Inc.
5100 Patrick Henry Drive
P.O. Box 54980
Santa Clara, CA  95056-0980

Attention:  Secretary

    1. EXERCISE OF OPTION. Effective as of today, ________________, 199__, the undersigned ("Purchaser") hereby elects to purchase ______________ shares (the "Shares") of the Common Stock of Coherent, Inc. (the "Company") under and pursuant to the 1995 Stock Plan (the "Plan") and the Stock Option Agreement dated ____________, 19___ (the "Option Agreement"). The purchase price for the Shares shall be $____________, as required by the Option Agreement.

    2. DELIVERY OF PAYMENT. Purchaser herewith delivers to the Company the full purchase price for the Shares.

    3. REPRESENTATIONS OF PURCHASER. Purchaser acknowledges that Purchaser has received, read and understood the Plan and the Option Agreement and agrees to abide by and be bound by their terms and conditions.

    4. RIGHTS AS SHAREHOLDER. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. A share certificate for the number of Shares so acquired shall be issued to the Optionee as soon as practicable after exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 13 of the Plan.

    5. TAX CONSULTATION. Purchaser understands that Purchaser may suffer adverse tax consequences as a result of Purchaser's purchase or disposition of the Shares. Purchaser represents that Purchaser has consulted with any tax consultants Purchaser deems advisable in connection with the purchase or disposition of the Shares and that Purchaser is not relying on the Company for any tax advice.

    6. ENTIRE AGREEMENT; GOVERNING LAW. The Plan and Option Agreement are incorporated herein by reference. This Agreement, the Plan and the Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Purchaser with respect to the subject matter hereof, and may not be modified adversely to the Purchaser's interest except by means of a writing signed by the Company and Purchaser. This agreement is governed by California law except for that body of law pertaining to conflict of laws.


Submitted by:                       Accepted by:

PURCHASER:                          COHERENT, INC.


__________________________________  By: _________________________________
Signature

__________________________________  Its: ________________________________
Print Name



ADDRESS:                            ADDRESS:

___________________________         5100 Patrick Henry Drive
___________________________         P.O. Box 54980
                                    Santa Clara, CA  95056-0980

     ALL STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING. HOWEVER, TO ASSURE YOUR REPRESENTATION AT THE MEETING, YOU ARE URGED TO MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE IN THE POSTAGE-PREPAID ENVELOPE ENCLOSED FOR THAT PURPOSE. ANY STOCKHOLDER ATTENDING THE MEETING MAY VOTE IN PERSON EVEN IF HE OR SHE HAS RETURNED A PROXY.

--------------------------------------------------------------------------------
IN ORDER TO ASSURE YOUR REPRESENTATION AT THE MEETING, YOU ARE REQUESTED TO COMPLETE, SIGN AND DATE THIS ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE AND RETURN IT IN THE ENCLOSED ENVELOPE.
--------------------------------------------------------------------------------


                                    DETACH HERE

                                       PROXY
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF

                                   COHERENT, INC.

                           ANNUAL MEETING OF STOCKHOLDERS
                                   MARCH 23, 2001

     The undersigned stockholder of COHERENT, INC., a Delaware corporation, hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement, each dated February 22, 2001, and hereby appoints Bernard J. Couillaud and Robert J. Quillinan, and each of them, proxies and attorneys-in-fact, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the Annual Meeting of Stockholders of COHERENT, INC. to be held on March 23, 2001 at 5:30 p.m., local time, at the Company's principal offices located at 5100 Patrick Henry Drive, Santa Clara, California 95054 and at any adjournment(s) thereof and to vote all shares of Common Stock which the undersigned would be entitled to vote if then and there personally present, on all the matters set forth on the reverse side.

     THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED FOR THE ELECTION OF DIRECTORS, FOR THE AMENDMENT TO THE COMPANY'S CERTIFICATE OF INCORPORATION, FOR THE AMENDMENT OF THE COMPANY'S 1995 STOCK PLAN, FOR THE RATIFICATION OF THE APPOINTMENT OF THE COMPANY'S INDEPENDENT PUBLIC ACCOUNTANTS, AND AS SAID PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY COME BEFORE THE MEETING AND ANY ADJOURNMENTS THEREOF.

---------------                                                  ---------------
  SEE REVERSE       CONTINUED AND TO BE SIGNED ON REVERSE SIDE     SEE REVERSE
      SIDE                                                             SIDE
---------------                                                  ---------------

COHERENT, INC.                                               THIS IS YOUR PROXY.
C/O EQUISERVE                                            YOUR VOTE IS IMPORTANT.
P.O. BOX 9040
BOSTON, MA 02256-9040



                                    DETACH HERE

/ / PLEASE MARK
    VOTES AS IN
    THIS EXAMPLE.

1. To elect six directors to serve for the ensuing year and until their successors are duly elected;

     NOMINEES: (01) Bernard J. Couillaud; (02) Henry E. Gauthier; (03) Charles
     W. Cantonl; (04) Frank P. Carrubba; (05) John H. Hart; (06) Jerry E. Robertson (Proposal One);

          FOR                                WITHHELD
          ALL    / /                 / /     FROM ALL
        NOMINEES                             NOMINEES

  / / _______________________________________                MARK HERE
       For all nominees except as noted above               FOR ADDRESS  / /
                                                            CHANGE AND
                                                            NOTE BELOW

                                                    FOR     AGAINST   ABSTAIN

2.   To approve the amendment of the Company's      / /       / /       / /
     Certificate of Incorporation to increase the number of authorized shares of Common
     Stock by 450,000,000 shares, from 50,000,000
     shares to 500,000,000 shares (Proposal Two);

                                                    FOR     AGAINST   ABSTAIN

3.   To approve the amendment to the Company's      / /       / /       / /
     1995 Stock Plan to increase the number of shares of Common Stock reserved for issuance thereunder by 5,000,000 shares, from
     5,500,000 shares to 10,500,000 shares
     (Proposal Three);

                                                    FOR     AGAINST   ABSTAIN

4.   To ratify the appointment of Deloitte & Touche / /       / /       / /
     LLP as independent public accountants to the Company for the fiscal year ending
     September 29, 2001 (Proposal Four); and

5. To transact such other business as may properly be brought before the meeting and any adjournment(s) thereof.

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

Stockholders of record at the close of business on February 9, 2001 are entitled to notice of and to vote at the meeting.

(This Proxy should be marked, dated, signed by the stockholder(s) exactly as his or her name appears hereon, and returned promptly in the enclosed envelope. Persons signing in a fiduciary capacity should so indicate. If shares are held by joint tenants or as community property, both should sign.)

Signature:_______________ Date:_______ Signature:________________ Date:_______